Commission File No. 000-23530

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]    Preliminary Information Statement
[ ]    Confidential for Use of the Commission Only (as permitted
         by Rule 14c-5(d)(2))
[X]    Definitive Information Statement

                               TRANS ENERGY, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies: n/a

         (2)      Aggregate number of securities to which  transaction  applies:
                  n/a

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): n/a.

         (4)      Proposed maximum aggregate value of transaction: n/a

         (5)      Total fee paid: -0-

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date filed:

                               TRANS ENERGY, INC.
                                210 Second Street
                                  P.O. Box 393
                         St. Marys, West Virginia 26170


NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

Dear Stockholders of Trans Energy, Inc.:

     We are writing to advise you that Trans Energy, Inc. will implement a reverse split of our outstanding common stock on a one share for 150 shares basis. The reverse stock split has been approved by unanimous approval of our board of directors and by stockholders owning a majority of our issued and outstanding shares by written consent in lieu of a meeting of stockholders.

     We have also entered into an agreement to acquire Arvilla, Inc., a privately held Nevada corporation based in St. Marys, West Virginia. The acquisition is to be accomplished through a merger of our wholly owned subsidiary, Trans Energy Acquisitions, Inc., with and into Arvilla, with Arvilla being the survivor of the merger. Under the terms of the merger transaction, all of Arvilla's outstanding capital stock will be converted into shares of Trans Energy common stock.

     No action is required by you. The accompanying information statement is furnished only to inform stockholders of the reverse stock split described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

PLEASE NOTE THAT STOCKHOLDERS OWNING A MAJORITY OF TRANS ENERGY'S OUTSTANDING COMMON STOCK HAVE VOTED TO APPROVE THE REVERSE STOCK SPLIT. THE NUMBER OF VOTES HELD BY THESE STOCKHOLDERS IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THIS ACTION AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THE ACTION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. COMPLETION OF THE ACQUISITION WILL RESULT IN THE ASSUMPTION OF ARVILLA'S ASSETS, LIABILITIES AND OPERATIONS BY TRANS ENERGY.

     The accompanying information statement is for information purposes only and describes the reverse stock split and explains the terms of the acquisition of Arvilla and related transactions. Please read the accompanying information statement carefully.

December 31, 2004                                    Very truly yours,

                                                     /s/  ROBERT L. RICHARDS
                                                     -----------------------
                                                     Robert L. Richards
                                                     President

                               TRANS ENERGY, INC.
                                210 Second Street
                                  P.O. Box 393
                         St. Marys, West Virginia 26170

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                   OF THE SECURITIES EXCHANGE ACT OF 1934 AND
                            REGULATION 14C THEREUNDER

     This information statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.001 par value, of Trans Energy, Inc., a Nevada corporation, which we refer to herein as "Trans Energy," "our company," "we," "our" or "us." The mailing date of this information statement is on or about December 31, 2004.

     On December 20, 2004, the record date for determining the identity of stockholders who are entitled to receive this information statement, 496,566,131 shares of our common stock were issued and outstanding. The common stock constitutes the sole outstanding class of voting securities of Trans Energy.
Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

     NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     On November 29, 2004, our board of directors adopted the resolution to implement a one share for 150 shares reverse split of our outstanding common stock, consented to in writing by stockholders who beneficially own 256,287,738 shares, or approximately 51.6%, of our issued and outstanding common stock. The effective date of the reverse split will be set by our board and is expected to occur immediately prior to the acquisition of Arvilla, Inc., a Nevada corporation referred to herein as "Arvilla." Our stockholders have not consented to or considered any other corporate action.

     Because stockholders holding at least a majority of the voting rights of our outstanding common stock have voted in favor of the foregoing reverse stock split, and these stockholders have sufficient voting power to approve the proposal through their ownership of common stock, no other stockholder consents will be solicited in connection with this information statement. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, the proposals will not become effective until a date at least 20 days after the date on which this information statement has been mailed to the stockholders. We anticipate that the action regarding the reverse stock split contemplated herein will be effected on or about January 20, 2005. This information statement will serve as written notice to stockholders pursuant to the Nevada Revised Statutes.

                                                 TABLE OF CONTENTS
                                                 -----------------

                                                                                                              Page
                                                                                                              ----
FORWARD-LOOKING STATEMENTS..................................................................................   3
GENERAL ....................................................................................................   4
SUMMARY.....................................................................................................   4
     Reverse Stock Split....................................................................................   4
     Acquisition of Arvilla.................................................................................   4
     Parties to the Merger..................................................................................   4
     Structure of the Acquisition of Arvilla................................................................   5
     Merger Consideration...................................................................................   6
     Reasons for the Merger.................................................................................   6
     Costs and Expenses of the Merger.......................................................................   6
     Appraisal Rights.......................................................................................   6
     Risk Factors...........................................................................................   6
     Directors and Executive Management Following the Acquisition of Arvilla................................   7
MAJORITY STOCKHOLDERS.......................................................................................   7
SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND AFFILIATES
     FOLLOWING THE ACQUISITION OF ARVILLA...................................................................   7
RISK FACTORS................................................................................................   7
     Risks Relating to Reverse Stock Split..................................................................   7
     Risks Relating to Acquisition of Arvilla...............................................................   7
     Risks Relating to Our Business After Completion of Arvilla Acquisition.................................   9
     Risks Relating to Ownership of Our Common Stock........................................................  11
REVERSE STOCK SPLIT.........................................................................................  12
     Amendment to Articles of Incorporation.................................................................  13
     Effect of the Reverse Split............................................................................  13
MERGER AGREEMENT AND PLAN OF REORGANIZATION.................................................................  15
     Background of the Merger...............................................................................  15
     Trans Energy's Reasons for the Merger..................................................................  16
     Arvilla's  Reasons for the Merger......................................................................  16
     Material Terms of the Merger Agreement and Plan of Reorganization......................................  17
     Effective Time of the Merger...........................................................................  17
     Merger Consideration...................................................................................  17
     Representations and Warranties.........................................................................  18
     Certain Covenants of the Parties.......................................................................  19
     Conditions to the Merger...............................................................................  20
     Termination............................................................................................  21
     Cost and Expenses of the Merger........................................................................  22
     Amendment..............................................................................................  22
     Extension and Waiver...................................................................................  22
     Certain Federal Income Tax Consequences and Accounting Treatment of Acquisition of Arvilla.............  22
     Appraisal Rights.......................................................................................  22
     Federal Securities Law Consequences....................................................................  22
ANTICIPATED BUSINESS FOLLOWING THE ACQUISITION OF ARVILLA...................................................  23
     Information Concerning Trans Energy, Inc...............................................................  23
     Arvilla, Inc...........................................................................................  26
     Strategy...............................................................................................  26
     Services...............................................................................................  26
     Marketing..............................................................................................  27
     Facilities.............................................................................................  27
     Management.............................................................................................  27
     Employees..............................................................................................  30
     Competition............................................................................................  31
FINANCIAL INFORMATION FOR ARVILLA...........................................................................  31
WHERE YOU CAN FIND MORE INFORMATION.........................................................................  31
     Appendix  A  -  Agreement and Plan of Reorganization
     Appendix  B  -  Amendment to Articles of Incorporation

                          FORWARD LOOKING INFORMATION

     This information statement and other reports that we file with the SEC contain certain forward-looking statements relating to, among other things, the reverse stock split, the acquisition of Arvilla and our future financial performance or future events. In some cases, you can identify forward-looking statements by terminology such as "may," "will" "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," or the negative of these terms or other comparable terminology. Such statements are subject to numerous known and unknown risks, uncertainties, assumptions and other factors, including those set forth in this information statement, that could cause actual future events or results to differ materially from historical results, or those described in the forward-looking statement. The forward-looking statements contained in this information statement should be considered in light of these factors. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we
cannot   guarantee   future   results,   levels  of  activity,   performance  or
achievements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this information statement.

     Except as required under federal securities laws and the rules and regulations of the SEC, we and our merger subsidiary, Trans Energy Acquisitions, do not undertake to update forward-looking information contained herein or elsewhere to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated in, contemplated by or implied by such statements.

     For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-KSB, 10-QSB and 8-K. You can obtain copies of these reports and other filings for free at the SEC's Web site at www.sec.gov or from commercial document retrieval services.

                                     GENERAL

     This information statement is being furnished to all of our stockholders of record on December 20, 2004 in connection with the approval by our board of directors and majority stockholders to implement a one share for 150 shares reverse split of our common stock to be effective prior to the acquisition of Arvilla. We will file with the State of Nevada an amendment to our articles of incorporation to reflect the split, a copy of which is attached to this information statement as Appendix B.

     Following effectiveness of the reverse stock split and upon the closing of the acquisition of Arvilla, we will issue approximately 1,185,024 shares of our post-reverse split common stock to the stockholders of Arvilla and/or their assigns in exchange for all of the issued and outstanding common stock of Arvilla. In addition, our board of directors will increase our board to five persons by appointing two new directors nominated by Arvilla. The acquisition is expected to close on or about January 21, 2005, and will become effective upon the filing of certificate of merger with the Secretary of State of Nevada. We anticipate that the filing will occur on or about January 21, 2005.

     The elimination of the need for a special meeting of stockholders to approve the proposed reverse stock split set forth above is authorized by the Nevada Revised Statutes, referred to herein as the NRS. Section 78.320 of the NRS provides that the written consent of the holders of the outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. In order to eliminate the costs and management time involved in holding a special meeting of stockholders and in order to approve the reverse stock split, the board of directors determined to use the written consent of the holders of a majority in interest of our outstanding common stock.

     Stockholders who beneficially own approximately 51.6% of our outstanding common stock entitled to vote on the reverse stock split, have given their written consent to the approve the reverse stock split. Accordingly, the above action will not be submitted to our other stockholders for a vote and this information statement is being furnished to our stockholders only to provide the prompt notice of the taking of such action.

     We will pay all costs and expenses associated with the distribution of this information statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this information statement to the beneficial owners of our common stock.


                                     SUMMARY

     This summary highlights selected information set forth herein and may not contain all of the information that is important to you. To understand fully the reverse stock split and acquisition of Arvilla, you should read carefully this entire information statement and the accompanying documents to which we refer. See "Where You Can Find More Information." The merger agreement is attached as Appendix A to this information statement. We encourage you to read this document. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary.

Reverse Stock Split (Page 12)

     Our board of directors and stockholders holding a majority of our outstanding common stock have approved a one share for 150 shares reverse split of our common stock. Our board will have the discretion of establishing the effective date of the split. Presently, we anticipate the reverse split to be effective on or about January 20, 2005.

Acquisition of Arvilla (Page 15)

     Our board of directors has approved the plan to acquire Arvilla Oilfield Services, LLC, a private West Virginia limited liability company that provides well servicing, workover and related transportation services to independent oil and natural gas producers in the northeast region of the United States. To facilitate the acquisition, on December 3, 2004, we entered into a merger agreement and plan of reorganization with Arvilla, Inc., a newly formed Nevada corporation that owns all of the membership interests in Arvilla Oilfield Services, LLC. The acquisition is to be accomplished through a merger of our wholly owned subsidiary, Trans Energy Acquisitions, Inc., with and into Arvilla, Inc., with Arvilla being the survivor of the merger. Each issued and outstanding share of Arvilla capital stock will be converted into the right to receive shares of Trans Energy common stock, which shares will represent approximately 25% of our total outstanding shares (post-split) following the transaction, including shares to be issued in connection with the separate acquisition of assets from Texas Energy Trust Company. Arvilla will operate as a separate business entity 100% owned by Trans Energy.

Parties to the Merger  (Page 23)

     Trans Energy,  Inc.
     210 Second Street
     P.O. Box 393
     St. Marys, West Virginia 26170

     We are engaged in the transportation, marketing and production of natural gas and oil and in certain exploration and development activities. We own interests in oil and gas wells in West Virginia and oil wells in Wyoming that we do not operate. We also own and operate gas transmission lines located within West Virginia in the Counties of Ritchie, Tyler and Pleasants. This pipeline system gathers natural gas produced from our wells and from wells owned by third parties. We also have approximately 11,000 gross acres under lease in the Powder River Basin in Campbell, Crook and Weston Counties, Wyoming.

     Trans Energy Acquisitions, Inc.
     210 Second Street
     P.O. Box 393
     St. Marys, West Virginia 26170

     Trans Energy Acquisitions, Inc. was created in September 2000 as a Nevada corporation, a wholly owned subsidiary of Trans Energy. The subsidiary was organized for the specific purpose of effecting acquisitions and/or merger transactions. Trans Energy Acquisition has not conducted any business during any period of its existence except in furtherance of the proposed acquisition of Arvilla.

     Arvilla, Inc.
     7994 South Pleasant Highway
     P.O. Box 432
     St. Marys, West Virginia 26170-0432

     Arvilla, Inc. is a newly formed Nevada corporation that was created to facilitate the acquisition of Arvilla Oilfield Services, LLC. The owners of Arvilla initially acquired Arvilla Oilfield Services in June 2004 and negotiated with Trans Energy in connection with our acquisition of Arvilla. Arvilla is engaged in providing well servicing, workover and related transportation services to independent oil and natural gas producers.

Structure of the Acquisition of Arvilla  (Page 15)

     The acquisition of Arvilla will be finalized upon the filing of a certificate of merger with the Secretary of State of Nevada, referred to herein as the "effective time of the merger." The acquisition will be effected through the following actions:

     o Trans Energy Acquisitions, our wholly owned subsidiary, will merge with and into Arvilla, the separate corporate existence of Trans Energy
         Acquisitions will cease and Trans Energy will become the parent corporation of Arvilla;

     o we will have effected, immediately prior to the effective time of the merger, a one share for 150 shares reverse stock split of the then-outstanding shares of Trans Energy common stock and, accordingly, the shares of Trans Energy common stock to be issued and outstanding after the merger transaction will give effect to such reverse stock split;

     o Trans Energy will issue to the Arvilla stockholders newly issued (restricted) Trans Energy common stock in exchange for 100% of the issued and outstanding shares of Arvilla capital stock;

     o Arvilla's stockholders and/or assigns will become stockholders of Trans Energy and will collectively own approximately 25% of our issued and outstanding shares of common stock. Our current stockholders will own approximately 75% of our issued and outstanding shares of common stock; and

     o we will expand our board of directors by adding two new directors nominated by Arvilla.

Merger Consideration (Page 17)

     In the merger transaction between Trans Energy Acquisitions and Arvilla, each issued and outstanding share of Arvilla common stock will be converted into the right to receive shares of Trans Energy common stock in accordance with the ratio set forth in the merger agreement. In the aggregate, current holders of Arvilla capital stock will receive approximately 1,185,024 shares of our post-split common stock. Fractional shares will not be issued, rather Arvilla stockholders will receive cash for any fractional interest resulting from the conversion of shares. After the acquisition, current Arvilla stockholders will no longer own a direct equity interest in Arvilla.

Reasons for the Merger (Page 16)

     Our board of directors considered various factors in approving the merger agreement and believe the acquisition of Arvilla and will be in the best interest of our stockholders. Our board analyzed Arvilla's current operations, prospects and managerial resources and believes that acquiring Arvilla's growth potential by means of a merger is the best opportunity to increase value to our stockholders. Also, Arvilla's oilfield services business is expected to add to our asset base and future revenues. Our board of directors did not request a fairness opinion in connection with the merger.

Cost and Expenses of the Merger (Page 22)

     The merger agreement provides that all costs and expenses in connection with the merger will be paid by the party incurring these costs and expenses. We have agreed to pay all expenses related to the preparation, printing and mailing of the information statement and all related filing and other fees.

Appraisal Rights  (Page 22)

     Under applicable Nevada law, our stockholders do no have the right to demand appraisal of their shares in connection with the action to effect a reverse stock split that we are taking by written consent, or in connection with the acquisition of Arvilla.

Risk Factors  (Page 7)

     The acquisition of Arvilla as well as the ownership of our common stock after the merger involves a high degree of risk to our stockholders. You should carefully consider the information set forth in the section entitled "Risk Factors," as well as the other information in this information statement.

     o Upon completion of the merger, we will assume Arvilla's assets, liabilities and operations.

     o If we need to seek additional funds to continue our operations, we may have to borrow additional funds or make an offering, either private or public, of our common stock. There can be no assurance that such future financing can be obtained, or that we will be able to secure such funds on terms favorable to us and our business.

     o Our current stockholders will be diluted by the shares issued as part of the merger transaction and may be diluted by future issuances of shares, if necessary, to satisfy working capital needs. We are issuing shares of our common stock as part of the acquisition which, together with possible future issuances of stock to raise additional working capital, will reduce the percentage ownership of our existing stockholders substantially.

Directors and Executive  Management  Following the  Acquisition of Arvilla (Page
27)

     Immediately prior to effective date of the merger, our board of directors will appoint two new directors, Clarence E. Smith and Rebecca L. Smith, as designated by Arvilla.

                              MAJORITY STOCKHOLDERS

     On November 29, 2004, our board of directors adopted the resolution to implement the one share for 150 shares reverse split of our outstanding common stock. The board also received written consents by stockholders who beneficially own 256,287,738 shares, or approximately 51.6%, of our 496,566,131 issued and outstanding common shares, to approve the proposed reverse stock split.

     Under Nevada law, we are not required to call for and hold a meeting of stockholders or to give stockholders written notice of actions taken by written consent without a stockholders meeting. However, pursuant to applicable securities laws promulgated by the SEC, we are required to notify stockholders of such actions by written consent by way of an information statement. Under
Section 14(c) of the Securities Exchange Act of 1934, the actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this Information Statement. We are not seeking written consent from any of our other stockholders nor will they be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained to effect the reverse stock split and this information statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent as required by the Exchange Act.

     Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the reverse stock split, will not have dissenters' appraisal rights in conjunction with the reverse stock split, the proposed acquisition of Arvilla or other corporate actions to be taken in connection with acquisition and merger transaction.

       SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND AFFILIATES
                      FOLLOWING THE ACQUISITION OF ARVILLA

     The following table sets forth certain information with respect to the anticipated beneficial ownership of our common stock, after giving effect to the reverse stock split and acquisition of Arvilla, by each stockholder expected by us to be the beneficial owner of more than 5% of our common stock and by each of our anticipated directors and executive officers and all of the anticipated directors and executive officers as a group. Unless otherwise indicated, the address of each of the persons listed below is Trans Energy, Inc., 210 Second Street, P.O. Box 393, St. Marys, West Virginia 26170. Unless otherwise indicated in the footnotes to the following table, shares are owned, or will be owned of record and beneficially by the named person. For purposes of the following table, a person is deemed to be the beneficial owner of any shares of common stock (i) over which the person has or shares, directly or indirectly, voting or investment power, or (ii) of which the person has a right to acquire beneficial ownership at any time within 60 days after the effective time of the merger. "Voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares. An asterisk denotes beneficial ownership of less than 1%.

Name and Address                        Amount and Nature of     Percent
of Beneficial Owner                     Beneficial Ownership    of Class(1)
---------------------                   --------------------    -----------

Directors and Executive Officers:
Robert L. Richards                                 91,275(2)        1.9 %
Loren E. Bagley                                   239,647(3)        5.1 %
William F. Woodburn                               419,724(4)        8.9 %
Clarence E. Smith                                 531,437          11.2 %
Rebecca L. Smith                                  531,437          11.2 %

All directors and executive officers
  a group (5 persons)                           1,813,520          38.3 %

     (1) Based upon 4,740,097 shares of common stock estimated to be outstanding on following the one share for 150 shares reverse stock split, the acquisition of Arvilla and the transactions contemplated thereby, and the issuance of shares in connection with acquisition of oil and gas leases and leasehold interests from Texas Energy Trust Company. Percentage ownership is calculated separately for each person on the basis of the actual number of outstanding shares immediately following the acquisition of Arvilla.
     (2) Includes 80,084 shares held in the name of Argene Richards, wife of Mr. Richards.
     (3) Includes 33,667 shares held in the name of Carolyn S. Bagley, wife of Mr. Bagley, over which Mrs. Bagley retains voting power.
     (4) Includes 133,667 shares in the name of Janet L. Woodburn, wife of Mr. Woodburn, over which shares Mrs. Woodburn retains voting power, and 133,333 in the name of a corporation owned by William and Janet Woodburn.

                                  RISK FACTORS

     You should consider carefully the following risk factors relating to Trans Energy and Arvilla, any of which could materially harm our business.

Risks Relating to Reverse Stock Split

     Our current stockholders have no opportunity to approve or disapprove the reverse stock split described herein
     ---------------------------------------------------------------------------
     Under Nevada law, the action to effect the reverse stock split described herein, that would routinely be taken at a meeting of stockholders, is being taken by written consent of stockholders having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders. Accordingly, stockholders other than stockholders who have given their written consent, are not being asked to approve or disapprove this action or any other matters.

     The reverse stock split will reduce the number of shares of our common stock traded in the public market which may have a negative effect on the trading of our common stock.
     ---------------------------------------------------------------------------
     By effecting the one share for 150 shares reverse stock split, the number of shares available for trading in the public market will be significantly reduced. There can be no assurance that our shares will trade at a higher price or a multiple of 150 times our current price, or that any price increase will be sustained. Also, the fewer number of shares in the public float may cause a less liquid market that could negatively affect our stock price. Further, the reverse split may increase the number of stockholders who own less than 100 shares. These stockholders owning "odd lots" may experience an increase in the cost of selling their shares and greater difficulty in executing such sales.

Risks Relating to Acquisition of Arvilla

     Our stockholders have no opportunity to approve or disapprove the acquisition of Arvilla described herein, have no dissenters' rights and will experience substantial dilution in connection with the transaction.
     ---------------------------------------------------------------------------
     The acquisition of Arvilla has been approved by our board of directors and is being facilitated by a merger of our wholly owned subsidiary into Arvilla. Stockholders will have no opportunity to approve or disapprove the acquisition and will not be entitled to dissenters' rights. In addition, because Trans Energy shares will be used to acquire Arvilla, our current stockholders will experience substantial dilution in their ownership interest in our company.

     If the merger and acquisition of Arvilla does not occur, we will not benefit from the expenses we have incurred in the pursuit of the merger.
     ---------------------------------------------------------------------------

     The acquisition of Arvilla by way of a merger with our wholly owned subsidiary may not be completed. If conditions to completion of the merger are not satisfied or the merger is not otherwise completed, we will have incurred expenses for which no ultimate benefit will have been received. We currently expect to incur out of pocket expenses of approximately $60,000 for services in connection with the merger, consisting of legal and accounting fees, and financial printing and other related charges, much of which may be incurred even if the acquisition is not completed. We anticipate paying for such expenses from available working capital, which expenses will be treated as current liabilities on our financial statements.

     Following completion of the acquisition and merger, it may be necessary for us to seek additional funding, which may not be available on terms favorable to us, or at all.
     ---------------------------------------------------------------------------
     Following the acquisition, management believes that we may need to raise funds in order to take advantage of the expansion of our business. If we cannot meet future capital requirements through realized revenues from our ongoing business, we may have to raise additional capital by borrowing or by selling equity or equity-linked securities, which securities would dilute the ownership percentage of our existing stockholders. Also, these securities could also have rights, preferences or privileges senior to those of our common stock. Similarly, if we raise additional capital by issuing debt securities, those securities may contain covenants that restrict us in terms of how we operate our business, which could also affect the value of our common stock. We may not be able to raise capital on reasonable terms or at all.

     We cannot assure you that there will be an active trading market for the our common stock.
     ---------------------------------------------------------------------------
     Even though our shares of common stock are expected to continue to be quoted on the OTC Bulletin Board, we cannot predict the extent to which a trading market will continue or how liquid that market might become following the acquisition of Arvilla and reverse stock split. Accordingly, holders of our common stock may be required to retain their shares for a long period of time. If a liquid, active market for our shares does not exist in the future, holders of our stock and new purchasers may not be readily able to liquidate their shares which could cause them to lose a portion or all of their investment in our shares.

Risks Relating to Our Business After Completion of Arvilla Acquisition

     Trans Energy has recorded operating losses for the past several years and continuing losses may exhaust our capital resources and force us to curtail or discontinue operations.
     ---------------------------------------------------------------------------
     For the years ended December 31, 2003 and 2002, we have reported net losses of $1,582,180 and $1,946,959, respectively. We cannot assure you that even with the addition of Arvilla, we will be able to achieve profitability in 2004 or in the immediate future thereafter. Accordingly, if we continue to experience operating losses we may exhaust our capital resources and, without the infusion of additional funds, we may have to curtail our operations significantly, or be forced to cease operations totally.

     Trans Energy has a significant working capital deficit, which makes it more difficult to obtain capital necessary for our operations and which may have an adverse effect on our future business.
     ---------------------------------------------------------------------------
     As of September 30, 2004, we had a working capital deficit of approximately $6,378,430. If our business when combined with Arvilla does not produce positive working capital in the future, our business and financial condition would most likely be materially and negatively impacted.

     The industry in which Arvilla operates is highly competitive and increased competition could result in margin erosion, which would make profitability even more difficult to achieve and sustain.
     ---------------------------------------------------------------------------
     The market for the oilfield service industry is extremely competitive and the barriers to entry are relatively low. Increased competition could result in reduced operating margins, as well as a loss of market share for Arvilla. Many existing and potential competitors have greater financial resources, larger market share and more customers than Arvilla, which may enable them to establish a stronger competitive position than we have. Also, there is considerable competition for qualified personnel to operate the equipment used by Arvilla. If we fail to address competitive developments quickly and effectively, we will not be able to grow.

     Our business could be adversely affected by any adverse economic developments in the oil and gas industry and/or the economy in general.
     ---------------------------------------------------------------------------
     The oil and gas industry is susceptible to significant change due to a variety of factors, many of which are outside our control. Some of these factors include

     o   varying demand for oil and gas;
     o   fluctuations in price;
     o   competitive factors that affect pricing;
     o changes in generally accepted accounting policies, especially those related to the oil and gas industry; and
     o   new government legislation or regulation.

Any of the above factors or a significant downturn in the oil and gas industry or with economic conditions generally, could have a negative effect on our business and on the price of our common stock.

     If Arvilla fails to keep up with changes affecting the markets that it serves, it will become less competitive, adversely affecting future financial performance.
     ---------------------------------------------------------------------------
     In order to remain competitive and serve its customers effectively, Arvilla must respond on a timely and cost-efficient basis to changes in technology, industry standards and procedures and customer preferences. Arvilla needs to continuously upgrade and update its services to address new developments and changing customer demands. In some cases these changes may be significant and the cost to comply with these changes may be substantial. We cannot assure you that we will be able to adapt to any changes in the future or that we will have the financial resources to keep up with changes in the marketplace. Also, the cost of adapting Arvilla's services may have a material and adverse effect on our operating results.

     Our future success depends on retaining existing key employees and hiring and assimilating new key employees. The loss of key employees or the inability to attract new key employees could limit our ability to execute our growth strategy, resulting in lost profitability and a slower rate of growth.
     ---------------------------------------------------------------------------
     Our future success depends, in part, on the ability to retain Trans Energy's and Arvilla's key employees including executive officers. Following the acquisition of Arvilla we do not anticipate entering into employment agreements with their executives or key personnel. Also, we do not carry, nor do we anticipate obtaining, "key man" insurance on our executives. It would be difficult for us to replace any one of these individuals. In addition, as we grow we may need to hire additional key personnel. We may not be able to identify and attract high quality employees or successfully assimilate new employees into our existing management structure.

     If we are unable to manage our growth effectively, our operations and financial performance could be adversely affected .
     ---------------------------------------------------------------------------
     The ability to manage and operate our business as we execute our anticipated growth will require effective planning. Significant future growth could strain our internal resources, leading to a lower quality of service and other problems that could adversely affect our financial performance. Arvilla's efforts to grow have placed, and we expect will continue to place, a strain on its personnel, management systems, infrastructure and other resources. Our ability to manage future growth effectively will also require us to successfully attract, train, motivate, retain and manage new employees and continue to update and improve our operational, financial and management controls and procedures. If we do not manage our growth effectively, our operations could be adversely affected, resulting in slower growth and a failure to achieve or sustain profitability.

Risk Related to Ownership of Our Common Stock

     Being a public company increases our administrative costs, which could result in lower net income, and make it more difficult for us to attract and retain key personnel.
     ---------------------------------------------------------------------------
     As a public company, we incur significant legal, accounting and other expenses that Arvilla did not incur as a private company. In addition, the Sarbanes-Oxley Act of 2002, as well as new rules subsequently implemented by the SEC, have required changes in corporate governance practices of public companies. We expect that these new rules and regulations will increase our legal and financial compliance costs and make some activities more time consuming. For example, in connection with being a public company, we may create several board committees, implement additional internal controls and disclose controls and procedures, retain a transfer agent, a bank note company, and a financial printer, adopt an insider trading policy and incur costs relating to preparing and distributing periodic public reports in compliance with our obligations under the securities laws. These new rules and regulations could also make it more difficult for us to attract and retain qualified members of our board of directors, particularly to serve on our audit committee, and qualified executive officers.

     We do not anticipate paying dividends in the foreseeable future. This could make our stock less attractive to potential investors.
     ---------------------------------------------------------------------------
     We anticipate that we will retain all future earnings and other cash resources for the future operation and development of our business and we do not intend to declare or pay any cash dividends in the foreseeable future. Future payment of cash dividends will be at the discretion of our board of directors after taking into account many factors, including our operating results, financial condition and capital requirements. Corporations that pay dividends may be viewed as a better investment than corporations that do not.

     Future sales or the potential for sale of a substantial number of shares of our common stock could cause the market value to decline and could impair our ability to raise capital through subsequent equity offerings.
     ---------------------------------------------------------------------------

     Sales by Trans Energy of a substantial number of our common shares to individuals or in the public markets, or the perception that these sales may occur, could cause the market price of our common stock to decline and could materially impair our ability to raise capital through the sale of additional equity securities. Once the acquisition of Arvilla is completed, in addition to the shares of our common stock actually issued and outstanding, there will be approximately 495 million shares of common stock held in our treasury for possible future issuance.

     It may be difficult for a third party to acquire us, and this could depress our stock price.
     ---------------------------------------------------------------------------
     Following the acquisition of Arvilla, our directors, executive officers and other principal stockholders will control approximately 38% of our outstanding common shares. This could delay, defer or prevent a future change in control of our company or our management, discourage proxy contests and make it more difficult for you and other stockholders to elect directors and take other corporate actions. As a result, the price that investors are willing to pay in the future for shares of our common stock could be limited. Also, the board of directors may issue additional shares that could make it even more difficult for minority investors to achieve any control. Further, there is no cumulative voting in the election of directors, which would otherwise allow less than a majority of stockholders to elect director candidates.

     "Penny Stock" Regulation could negatively affect the trading and price of our shares.
     ---------------------------------------------------------------------------
     Even following the reverse stock split of our common stock, trading in our shares on the OTC Bulletin Board may be subject to certain provisions of the Securities Exchange Act of 1934, commonly referred to as the "penny stock" rule. A penny stock is generally defined to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions. If our stock is deemed to be a penny stock, trading in our stock will be subject to additional sales practice requirements on broker-dealers. These may require a broker dealer to:

     o make a special suitability determination for purchasers of penny stocks;
     o receive the purchaser's written consent to the transaction prior to the purchase; and
     o deliver to a prospective purchaser of a penny stock, prior to the first transaction, a risk disclosure document relating to the penny stock market.

     Consequently, penny stock rules may restrict the ability of broker-dealers to trade and/or maintain a market in our common stock. Also, many prospective investors may not want to get involved with the additional administrative requirements, which may have a material adverse effect on the trading and the price of our shares.

                               REVERSE STOCK SPLIT

     On November 29, 2004, our board of directors and stockholders holding a majority of our outstanding common stock approved a one share for 150 shares reverse split of our common stock. The effective date of the split will be established by our board for a date prior to the effective date of the merger agreement with Arvilla. We presently anticipate the split to occur on or about January 20, 2005.

     All shares of our common stock have equal rights and privileges with respect to voting, liquidation and dividend rights. Each share entitles the holder thereof to (i) one non-cumulative vote for each share held of record on all matters submitted to a vote of the stockholders; (ii) to participate equally and to receive any and all such dividends as may be declared by the board of directors; and (iii) to participate pro rata in any distribution of assets available for distribution upon liquidation. Holders of our common stock have no preemptive rights to acquire additional shares of common stock or any other securities. The common stock is not subject to redemption and carries no subscription or conversion rights.

Amendment to Articles of Incorporation

     In connection with the stock split, we will file with the State of Nevada an amendment to our articles of incorporation to reflect the reverse split. Our current authorized capitalization will remain unchanged at 500 million shares of common stock with a par value of $0.001

     Under applicable Nevada law, a corporation may effect a reverse stock split without correspondingly decreasing the number of authorized shares of the same class or series if:

     (a) The board of directors adopts a resolution setting forth the proposal to decrease the number of issued and outstanding shares of a class or series; and

     (b) The proposal is approved by the vote of stockholders holding a majority of the voting power of the outstanding shares of the affected class or series.

     As our board of directors has approved the reverse stock split and shareholders holding a majority of our outstanding shares of common stock have also approve the split by written consent, we are not required to change our authorized capitalization. Accordingly, our amendment to our articles of incorporation will reflect that our outstanding shares have been reverse split, but that our capitalization will be unchanged. Upon the effectiveness of the split, each share of our issued and outstanding common stock will be reverse split on a one share for 150 shares basis. No fractional shares will be issued in connection with the reverse split. Stockholders who would otherwise be entitled to receive fractional shares, because they hold a number of shares of common stock that is not evenly divided by 150, will have the number of new shares to which they are entitled rounded up to the next whole number of shares. No stockholders will receive cash in lieu of fractional shares.

Effect of the Reverse Split

     Any new shares issued in connection with the reverse split will be fully paid and non-assessable. The number of stockholders will remain unchanged as a result of the reverse split. The reverse split will decrease the number of outstanding common shares but will not affect any stockholder's proportionate interest in our company prior to the closing of the merger transaction, except for minor differences resulting from the rounding up of fractional shares. The par value of our common stock will remain unchanged. While the aggregate par value of our outstanding common stock will be decreased, our additional paid-in capital will be increased by a corresponding amount. Therefore, the reverse split will not affect our total stockholders' equity. All share and per share information will be retroactively adjusted to reflect the reverse split for all periods presented in our future financial reports and regulatory filings.

     Although it is generally expected that a reverse split will result in a proportionate increase in the market price of the split shares, there can be no assurance that our common stock will trade at a multiple of 150 times our current price, or that any price increase will be sustained. If the market price of our stock declines after the implementation of the reverse split, the percentage decline as an absolute number and as a percentage of our overall market capitalization would be greater than would be the case in the absence of the reverse split.

     Furthermore, the possibility exists that the reduction in the number of outstanding shares will adversely affect the market for our common stock by reducing the relative level of liquidity. In addition, the reverse split may increase the number of the stockholders who own odd lots, or less than 100 shares. Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse stock split will achieve the desired results outlined above.

     Following the reverse split, we will have issued and outstanding approximately 3,310,440 shares of common stock, without giving effect to the rounding up of fractional shares, after which approximately 1,185,024 shares will be issued pursuant to the acquisition of Arvilla and approximately 244,633 shares will be issued for the acquisition of assets from Texas Energy Trust Company. We will have the corporate authority to issue approximately 495 million additional shares of authorized but unissued common stock. The remaining authorized and unissued shares may be issued without stockholder approval at any time, in the sole discretion of our board of directors. The authorized and unissued shares may be issued for cash, to acquire property or for any other purpose that is deemed in the best interests of our company. Any decision to issue additional shares will reduce the percentage of our stockholders' equity held by our current stockholders and could dilute our net tangible book value. We will not become a private company as a result of the reverse split, we expect that our common stock will continue to be quoted on the OTC Bulletin Board and we plan to continue to file periodic and other reports with the SEC under the Exchange Act.

     Following the reverse split, the share certificates you now hold will continue to be valid. In the future, new share certificates will be issued reflecting the stock split, but this in no way will effect the validity of your current share certificates. The reverse split will occur on the effective date without any further action on the part of our stockholders. After the effective date of the reverse split, each share certificate representing shares of pre-split common stock will be deemed to represent 1/150th share of Trans Energy common stock. Certificates representing post-split common stock will be issued in due course as old share certificates are tendered for exchange or transfer to our transfer agent: Interstate Transfer Company, 6084 South 900 East #101, Salt Lake City, Utah 84121. We request that stockholders do not send in any of their stock certificates at this time.

     As applicable, new share certificates evidencing post-split shares that are issued in exchange for old pre-split certificates representing restricted shares, will contain the same restrictive legend as on the old certificates. Also, for purposes of determining the term of the restrictive period applicable to the new post-split shares, the time period during which a stockholder has held their existing pre-split shares will be included in the total holding period.

     We are hereby notifying our stockholders of the approval of the reverse stock split and, pursuant to the Exchange Act, filing this information statement on Schedule 14C, which will be mailed to all stockholders of record as of the record date established therefore.

                   MERGER AGREEMENT AND PLAN OF REORGANIZATION

     The following is only a summary of the material provisions of the merger agreement and plan of reorganization, dated as of December 3, 2004, by and among Trans Energy, Trans Energy Acquisitions, Arvilla and the majority stockholders of Arvilla. The agreement is attached to this information statement as Appendix
A. Please read the agreement in its entirety.

     On September 10, 2004, we entered into a letter of intent to acquire Arvilla, which was finalized by the merger agreement and plan of reorganization being executed on December 3, 2004. Arvilla, Inc. is a newly formed Nevada corporation that was created to facilitate the acquisition of Arvilla Oilfield Services, LLC. The acquisition of Arvilla is to be accomplished through a merger of our wholly owned subsidiary, Trans Energy Acquisitions, Inc., with and into Arvilla, Inc., with Arvilla being the survivor of the merger. Pursuant to the terms of the merger, each issued and outstanding share of Arvilla capital stock will be converted into the right to receive shares of Trans Energy common stock. Prior to the effective date of the merger, we will effect a one share for 150 shares reverse split of our common stock.

     Following the merger, current stockholders of Arvilla and/or their assigns will own approximately 25% of our issued and outstanding common stock (post-split) and our current stockholders will own approximately 75%. The purpose of the merger is to allow us to acquire and carry on the business of Arvilla as our wholly owned subsidiary and to continue the current operations of Trans Energy.

     The terms of the merger and merger agreement are more fully described below.

Background of the Merger

     Historically, our management has known and worked with Clarence E. Smith, the current President of Arvilla Oilfield Services, for over 20 years. Mr. Smith and two of our directors, William F. Woodburn and Loren E. Bagley, have for a period of time, been looking for additional business opportunities for Trans Energy.

     In March 2004, Mr. Smith learned that Arrow Oilfield Services was going to be sold by Belden & Blake, located in Canton, Ohio, and informed Trans Energy of the pending sale. Mr. Smith met with our management and asked that in the event he acquired Arrow Oilfield Services, would Trans Energy consider merging Arrow Oilfield Services into Trans Energy. After a careful and thorough review of the proposed transaction, our board of directors decided that Arrow Oilfield Services would be favorable acquisition candidate and that it would be in the best interest of the company and our stockholders to pursue the acquisition.

     On June 29, 2004, Clarence E. Smith acquired Arrow Oilfield Services, which became Arvilla Oil Field Services, LLC. On July 2, 2004, we began negotiating with Clarence and Rebecca Smith, the owners of Arvilla Oilfield Services, for the purpose of acquiring the business. Following additional discussions and negotiations, we entered into a letter of intent on September 10, 2004, whereby we agreed to acquire Arvilla Oilfield Services.

     In order to facilitate the transaction, Mr. and Mrs. Smith formed a new Nevada corporation, Arvilla, Inc., that acquired the ownership interests of Arvilla Oilfield Services. We then determined that Trans Energy would acquire Arvilla by merging our wholly owned subsidiary, Trans Energy Acquisitions, with and into Arvilla with Arvilla being the surviving corporation. After further negotiations, we structured the terms and conditions of the transaction and, on December 3, 2004, we entered into the merger agreement and plan of reorganization with Arvilla.

Trans Energy's Reasons for the Merger

     In considering and approving the merger and the merger agreement, our board of directors considered various factors including:

     o   lack of significant growth in our current business endeavors;

     o   our prospects for future growth and expansion through acquisitions;

     o   Arvilla's   prospects  for  offering  full  service   oilfield  service
         operations and providing many units of oilfield equipment and vehicles to enhance operations;

     o   Arvilla employs approximately 100 skilled and experienced employees;

     o   Arvilla's  operations  in  Ohio,  Pennsylvania,   New  York,  Virginia,
         Kentucky and West Virginia, geographically cover the main focus of Trans Energy's business;

     o the experience and expertise that Clarence E. Smith offers to Trans Energy; and

     o anticipated increase in our stockholder values as a result of the acquisition.

     In agreeing to the merger, our board believes that the addition of Arvilla's management, assets and operations will eventually add value to Trans Energy. Our board of directors reached this conclusion after analyzing Arvilla's operations, prospects and managerial resources, which are described in more detail below, and believes that acquiring Arvilla's growth potential is the best opportunity to increase value to our stockholders.

Arvilla's Reasons for the Merger

     In considering and voting upon the merger and merger agreement, the Arvilla board of directors considered the following:

     o information with respect to the financial condition, results of operations, business and prospects of Trans Energy and the economic and market conditions affecting Trans Energy;

     o increased market liquidity expected to result from exchanging stock in a private company for securities of a publicly traded company;

     o the ability to use registered securities to make future acquisitions of assets or businesses;

     o   increased visibility in the oilfield services community;

     o   enhanced access to the capital markets;

     o   improved transparency of operations; and

     o perceived credibility and enhanced corporate image of being a publicly traded company.

     Neither  Trans Energy nor Arvilla  retained  the services of an  investment
banker  or  requested  a  fairness   opinion  in  connection   with  the  merger
transaction.

     The above discussion of material factors considered by Trans Energy and Arvilla is not intended to be exhaustive, but sets forth the principal factors considered. In view of the variety of factors considered in connection with their evaluation of the acquisition of Arvilla, the parties considered the factors as a whole and did not find it practicable to, and did not quantify or otherwise assign relative weight to, the specific factors considered in reaching their determinations. In addition, individual members of the boards may have given different weight to different factors.

Material Terms of the Merger Agreement and Plan of Reorganization

     Subject to the terms and conditions of the merger agreement, at the effective time of the merger, our subsidiary, Trans Energy Acquisitions, will merge with and into Arvilla, Inc., the separate corporate existence of Trans Energy Acquisitions will cease and we will become the parent corporation of Arvilla. We will issue an aggregate of approximately 1,185,024 shares of our post-reverse split common stock to the Arvilla stockholders in exchange for 100% of the issued and outstanding shares of Arvilla capital stock. The effective time of the merger and the issuance of our common stock in the merger will take place immediately after we have effected a one share for 150 shares reverse stock split of the then-outstanding shares of Trans Energy common stock. Accordingly, the shares of our common stock to be issued and outstanding after the merger transaction give effect to the reverse stock split.

     At the effective time of the merger, members of Arvilla's board of directors immediately prior to the effective time will remain as Arvilla directors. Those persons holding executive offices of Arvilla at the effective time, will continue to hold the same offices of the surviving corporation.

     Also at the effective time, our existing board of directors will move to expand the board by adding two nominees of Arvilla, Clarence E. Smith and Rebecca L. Smith, to the board.

     Effective Time of the Merger

     The merger agreement provides that, subject to the approval of Arvilla's stockholders and the satisfaction or waiver of other conditions, the merger will be consummated by filing with the Nevada Secretary of State a certificate of merger and any other requisite documents in accordance with relevant Nevada law. We expect the merger to be consummated promptly after fulfilling the terms and conditions of the agreement.

     We anticipate that the closing will take place at a mutually agreed upon time, but no later than five days after all conditions precedent have been met satisfied or waived and all required documents have been delivered. The parties have agreed to use their reasonable commercial efforts to cause the closing to occur on or before January 17, 2005.

     Merger Consideration

     Upon consummation of and by virtue of the merger agreement, and without any action on the part of any holder of any capital stock of Arvilla, Trans energy or Trans Energy Acquisitions,

     o all shares of common stock of Trans Energy Acquisition owned by Trans Energy will be converted into one 1,000 shares of common stock of Arvilla; and

     o all shares of Arvilla common stock owned by its stockholders will be converted into, and become exchangeable for shares of Trans Energy common stock determined by the conversion ratio set forth in the merger agreement.

     The conversion ratio defined in the merger agreement means a fraction, the numerator of which is equal to the number of whole shares of Trans Energy common stock which represents not less than 25% of the issued and outstanding shares of Trans Energy common stock immediately following the effective time, plus 244,633 shares; and the denominator of which is equal to the number of shares of Trans Energy common stock issued and outstanding immediately following the effective time, plus 244,633 shares. No fractional shares will be issued to any former holder of Arvilla capital stock; rather, a cash payment will be paid in lieu of fractional shares.

     Following the above exchange, current holders of Arvilla capital stock will receive approximately 1,185,024 shares of Trans Energy common stock. As a result of the merger, the shares of Arvilla capital stock, except for the 1,000 shares to be held by Trans Energy, will no longer be outstanding, will automatically be cancelled and retired and will cease to exist, and each holder of a certificate representing such share immediately prior to the merger will cease to have any rights with respect to such certificate, except the right to receive the shares of our common stock described above.

Representations and Warranties

     The merger agreement contains customary representations and warranties of the parties. Trans Energy's and Trans Energy Acquisitions's representations and warranties to Arvilla relate to, among other things:

     o   organization, standing, corporate power and similar corporate matters;
     o   authorization, execution, deliver and enforceability of the agreement;
     o   valid issuance of Trans Energy common stock;
     o   capital structure;
     o   accuracy of financial statements and other information;
     o   absence of certain adverse changes;
     o   absence of material litigation;
     o   absence of liabilities or claims not previously disclosed;
     o   timely filing of all required tax returns;
     o   delivery of all requested information;
     o   material contracts;
     o compliance with the federal securities laws, including applicable provisions of the Sarbanes-Oxley Act of 2002, and the accuracy of all information filed with the SEC;
     o   absence of employee benefit plans;
     o   compliance with all applicable laws; and
     o   absence of any untrue statement of a material fact.

     Arvilla's representations and warranties to Trans Energy and Trans Energy Acquisitions relate to, among other things:

     o   organization, standing, corporate power and similar corporate matters;
     o authorization, execution, deliver and enforceability of the merger agreement;
     o   valid issuance of Arvilla capital stock;
     o   capital structure;
     o   accuracy of financial statements and other information;
     o   absence of certain adverse changes;
     o   absence of material litigation;
     o   absence of liabilities or claims not previously disclosed;
     o   timely filing of all required tax returns;
     o   delivery of all requested information;
     o   material contracts;
     o   compliance with all applicable laws;
     o accuracy of information provided to Trans Energy for inclusion in any filing by us with the SEC; and
     o   absence of any untrue statement of a material fact.

     All representations, warranties, covenants and agreements in the agreement will survive until two years after the effective date.

Certain Covenants of the Parties

     The parties to the merger agreement have agreed to take certain actions prior the closing, including the following:

     o   The parties will  provide to each other,  their  counsel,  accountants,
         designated  employees  and  other   representatives,   all  information
         relating to their respective businesses deemed necessary.

     o Except as otherwise agreed upon, none of the parties are to make, declare, pay or set aside for payment any extraordinary dividend, issue any capital except as set forth in the agreement, or incur any indebtedness for borrowed money except in the ordinary course of business.

     o Each party will conduct their respective businesses in the ordinary course of business, consistent with past practice and in material conformity with all applicable laws, rules and regulations and use reasonable efforts to maintain satisfactory relations with valuable customers and others having business relationships with them.

     o Arvilla is to provide unaudited monthly balance sheets and income statements until the closing of the transaction.

     o Arvilla is to cause a meeting of its stockholders to approve the merger agreement and transactions contemplated thereby.

     o Trans Energy's board of directors is to approve the merger agreement and transactions contemplated thereby and also approve a reverse stock split of our issued and outstanding shares on a one share for 150 shares basis, which stock split is to be approved by the written consent of a majority of Trans Energy stockholders.

     o As soon as practical after execution of the merger agreement, Trans Energy will cause to be prepared, filed with the SEC and mailed to our stockholders an Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934 and Regulation 14C thereunder, concerning action to effect the reverse stock split taken by written consent.

     o Each party is to use its best efforts to obtain all permits, authorizations, consents, waivers and approvals from third parties or governmental authorities necessary to consummate the transactions contemplated by the merger agreement.

     In addition to the above covenants, Trans Energy has agreed to do the following:

     o Convert certain designated debt and other obligations into the Trans Energy common stock. Accordingly, on October 26, 2004, we distributed an aggregate of 203 million shares of common stock in exchange for the conversion of debt in the amount of $2,401,424 previously incurred by us, which satisfies this covenant.

     o   Prior to the effective date, our board of directors will cause Clarence
         E. Smith and Rebecca L. Smith to be appointed to our board of directors.

     o Prior to the effective date, our board of directors will cause our bylaws to be amended so that any of the following actions will require the affirmative vote of 80% of the members of the board:

         (a)  an amendment of our articles of incorporation or bylaws;

         (b) any merger or consolidation involving Trans Energy or any of our affiliated entities;

         (c) the issuance of, or any offer to issue, any voting or, non-voting common or preferred stock of Trans Energy or any of our affiliated corporations, or any interest in any of our affiliated non-corporate entities;

         (d) the sale, exchange or transfer of substantially all of our assets or any of our affiliated entities;

         (e) the sale, exchange or transfer of any interest in Arvilla, Inc. or Arvilla Oilfield Services, LLC, whether for or in the absence of adequate consideration;

         (f) the borrowing, incurrence of debt, or expenditure of more than $25,000; or

         (g) any other act or action by or of our board of directors which is not in the regular, ordinary course of business.

     o We have also agreed to give to Clarence E. Smith and Rebecca L. Smith, or their personal representatives, the right of first refusal to reacquire Arvilla, at its fair market value as determined by independent appraisal, or at the same price and upon the same terms and conditions as those set forth in a written offer of a third-party, in the event our board of directors, or any affiliated entity, decides to dispose of Arvilla, whether directly or indirectly.

     o We have agreed that the separate legal status of Arvilla, Inc. and Arvilla Oilfield Services, LLC will be maintained, and their assets and business operations will remain a part of Arvilla that will remain a wholly owned subsidiary of Trans Energy.

Conditions to the Merger

     The respective obligations of Arvilla, Trans Energy and Trans Energy Acquisitions to complete the merger are subject to the satisfaction or waiver of various conditions, including normal and customary closing conditions such as:

     o the merger agreement will have been duly approved by the board of directors and/or stockholders of each of the parties;

     o all regulatory approvals required to consummate the transactions contemplated by the merger agreement will have been obtained;

     o no governmental authority shall have promulgated or entered any statute, rule regulation judgment decree, injunction or order which in effect prohibits consummation of the contemplated transactions;

     o no injunction or other decree will have been issued by any court which prevents the merger; and

     o all consents and approvals required for the contemplated transactions will have been obtained.

     In addition to the foregoing, the obligation of Arvilla to complete the merger is also subject to the satisfaction or waiver of the following conditions:

     o the representations and warranties of Trans Energy and Trans Energy Acquisitions will be true and correct;

     o Trans Energy and Trans Energy Acquisitions will have performed all obligations required to be performed under the agreement and will have delivered to Arvilla a certificate to such effect; and

     o Arvilla will have received an opinion of counsel as to the tax-free nature of the acquisition and reorganization.

     The obligation of Trans Energy and Trans Energy Acquisitions to complete the merger is also subject to satisfaction or waiver of the following conditions:

     o   the representations and warranties of Arvilla will be true and correct;

     o Arvilla will have performed all obligations required to be performed under the agreement and will have delivered to Trans Energy and Trans Energy Acquisitions a certificate to such effect; and

     o Trans Energy and Trans Energy Acquisitions will have received an opinion of counsel as to the tax-free nature of the acquisition and reorganization.

Termination

     Termination by either Arvilla or Trans Energy. The merger agreement may be terminated at any time prior to the effective date, whether before or after approval by Arvilla's stockholders:

     o   by mutual consent of Trans Energy or Arvilla;

     o by either Trans Energy or Arvilla if the merger has not been consummated on or before January 14, 2005 (the "termination date");

     o if the transaction has not been approved by Trans Energy's board of directors;

     o   if any  governmental  or  regulatory  body,  the  consent of which is a
         condition  to  the   obligations  of  the  parties  to  consummate  the
         acquisition, does not grant its consent to the transaction; or

     o any court of competent jurisdiction shall have issued an order, judgment or decree restraining, enjoining or otherwise prohibiting the merger

     Effect of Termination. In the event of termination by either Trans Energy or Arvilla, the merger agreement will become void and there will be no liability or obligation on the part of any of the parties or their respective officers or directors, except for liability arising out of any breach of the merger agreement.

Cost and Expenses of the Merger

     All costs and expenses in connection with the contemplated transaction will be paid by the party incurring these costs and expenses. We have agreed to pay all expenses related to the preparation, printing and mailing of the information statement and all related filing and other fees paid to the SEC in connection with the merger and acquisition of Arvilla. We estimate that the total costs and expenses that we will pay in connection with the transaction will be approximately $60,000, which consists of legal and professional fees, printing and mailing costs, filing fees and other miscellaneous expenses. Arvilla will pay all costs and expenses it incurs in connection with the transaction.

Amendment

     The merger agreement may be amended at any time in writing signed by all parties, but not after approval by the Arvilla stockholders.

Extension and Waiver

     At any time before the effective time, any of the parties to the merger agreement may waive any breach of representations, warranties, covenants, conditions or documents of another party.

Certain Federal Income Tax Consequences and Accounting Treatment of Acquisition of Arvilla

     Because no action is being taken in connection with the current outstanding shares of Trans Energy common stock, no gain or loss is anticipated to be recognized by our stockholders in connection with the acquisition of Arvilla and related merger. It is the intent of the parties that the acquisition of Arvilla under the terms of the merger agreement will qualify, for federal income tax purposes, as a reorganization with the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As such, we will not recognize a gain or loss as a result of the acquisition, nor will Arvilla stockholders recognize a gain or loss. It is anticipated that the issuance of our shares of common stock to Arvilla stockholders and pursuant to the merger agreement will be tax-free to those persons.

     You are urged to consult your own tax advisor as to any possible tax consequences related to the acquisition of Arvilla, including tax return reporting requirements and the applicability and effect of federal, state, local, foreign and other applicable tax laws.

Appraisal Rights

     Under applicable Nevada law, our stockholders do no have the right to demand appraisal of their shares in connection the approval by written consent of the reverse stock split or other actions that may be contemplated in connection with the acquisition of Arvilla pursuant to the merger.

Federal Securities Law Consequences

     Trans Energy shares of common stock to be issued to the Arvilla stockholders in connection with the merger agreement will not be registered under the Securities Act of 1933. It is intended that such shares will be issued pursuant to private placement exemptions available under Section 4(2) and/or Regulation D of the Securities Act. These shares are deemed "restricted stock" and will bear an appropriate restrictive legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration.

     After completing the acquisition of Arvilla, we anticipate that the our common stock will continue to be listed on the OTC Bulletin Board under the trading symbol "TSRG." Certain of our outstanding shares of common stock, including those issued pursuant to the merger transaction, will be "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. Under the provisions of Rule 144, restricted securities may be sold into the public market, subject to holding period, volume and other limitations set forth under the Rule. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least one year, including any person who may be deemed to be an "affiliate," as defined under the Securities Act, is entitled to sell, within any three-month period, an amount of shares that does not exceed the greater of:

     o the average weekly trading volume in the common stock, as reported through the automated quotation system of a registered securities association, during the four calendar weeks preceding such sale, or

     o   1% of the shares then outstanding.

     In order for a stockholder to rely on Rule 144, Trans Energy must have available adequate current public information with respect to our business and financial status. A person who is not deemed to be an affiliate and has not been an affiliate for the most recent three months, and who has held restricted shares for at least two years would be entitled to sell such shares under Rule 144(k) without regard to the various resale limitations of Rule 144.

     Under Rule 144, the one-year holding period will commence as of the effective time of the merger for the stockholders and debenture holders of Arvilla who receive shares of our common stock in the merger. Sales under Rule 144 are also subject to manner of sale provisions and notice requirements and to the availability of current public information about us.

            ANTICIPATED BUSINESS FOLLOWING THE ACQUISITION OF ARVILLA

Information Concerning Trans Energy, Inc.

     Business

     Following the acquisition of Arvilla, in addition to the new business of Arvilla we will continue our current business of the transporting, marketing and producing natural gas and oil and engaging in certain limited exploration and development activities.

     Our business strategy is to economically increase reserves, production and the sale of gas and oil from existing and acquired properties in the Powder River Basin, Appalachian Basin and elsewhere, in order to maximize shareholders' return over the long term. Our strategic location in West Virginia enables us to actively pursue the acquisition and development of producing properties in that area that will enhance our revenue base without proportional increases in overhead costs.

     We operate oil and natural gas properties and transport and market natural gas through our transmission systems in West Virginia. Although management desires to acquire additional oil and natural gas properties and to become more involved in exploration and development, this can only be accomplished if we can secure future funding. Management intends to continue to develop and increase the production from oil and natural gas properties that we currently own.
Although we will continue to transport and market natural gas through our pipelines, there are no current plans to acquire or to lay any additional pipeline. Accordingly, during 2003 we have sold approximately 7.6 miles of our 6-inch pipeline and approximately 10 miles of our 4-inch pipeline for cash and other consideration. In 2004, we sold approximately 3 miles of 6-inch pipeline and approximately 5.7 miles of 4-inch pipeline.

     Marketing

     We operate exclusively in the oil and gas industry. Natural gas production from wells owned by us is generally sold to various intrastate and interstate pipeline companies and natural gas marketing companies. Sales are generally made on the spot market or under short-term contracts (one year or less) providing for variable or market sensitive prices. These prices often are tied to natural gas futures contracts as posted in national publications.

     Natural gas delivered through our pipeline network is sold through a contract with Sancho Oil and Gas Corporation to Dominion Hope Gas, a local utility. Some of the gas is sold at a fixed price on a year long basis and some at a variable price per month per Mcf. Under our contract with Sancho, we have the right to sell natural gas subject to the terms and conditions of a 20-year contract, as amended, that Sancho entered into with Hope Gas in 1988. This agreement is a flexible volume supply agreement whereby we receive the full price which Sancho charges the end user less a $.05 per Mcf marketing fee paid to Sancho. In addition to the natural gas produced by our wells, we also purchased approximately 500 Mcf of natural gas per day in 2003.

     We sell our oil production to third party purchasers under agreements at posted field prices. These third parties purchase the oil at the various locations where the oil is produced.

     Although management believes that we are not dependent upon any one customer, our marketing arrangement with Sancho accounted for approximately 82% of our revenue for the year ended December 31, 2003, and approximately 26% for the year ended December 31, 2002. This marketing agreement is in effect until September 1, 2008.

     Competition

     We are in direct competition with numerous oil and natural gas companies, drilling and income programs and partnerships exploring various areas of the Appalachian and Powder River Basins and elsewhere competing for customers. Many competitors are large, well-known oil and gas and/or energy companies, although no single entity dominates the industry. Many of our competitors possess greater financial and personnel resources enabling them to identify and acquire more economically desirable energy producing properties and drilling prospects than us. Additionally, there is competition from other fuel choices to supply the energy needs of consumers and industry. Management believes that there exists a viable market place for smaller producers of natural gas and oil and for operators of smaller natural gas transmission systems.

     Recent Acquisition of Assets

     On November 5, 2004, we finalized an agreement with Texas Energy Trust Company, having offices in Irving, Texas ("TETCO"), whereby we acquired from TETCO certain oil and gas leases and leasehold interests located in Wetzel and Marion Counties, West Virginia, and other assets. The acquisition was accomplished by our wholly owned subsidiary, Prima Oil Company, Inc., acquiring from TETCO 100% of the issued and outstanding shares of Cobham Gas Industries, Inc. Under the terms of the agreement, we are acquiring certain wells, leases, pipelines, gas purchase agreements, oil hauling agreements, equipment, right of ways and other miscellaneous items related to the leases located in West Virginia. A total of 229 wells are being acquired, of which 98 are currently producing, located on approximately 15,000 leased acres. We also acquired certain vehicles and heavy equipment and various other drilling equipment.

     In consideration for the acquired property, we are paying a purchase price of $1,975,058, of which approximately 25% is being paid in cash and the balance in 244,633 shares of restricted Trans Energy common stock, to be issued following effectiveness of the reverse stock split. The shares are valued at

$1,485,794. Of the total cash payment of $489,264, an initial payment of $250,000 was paid at the closing, with the remaining balance to be paid quarterly in equal installments of $59,816 beginning January 1, 2005, with the final payment due October 1, 2005.

     Government Regulation

     The oil and gas industry is extensively regulated by federal, state and local authorities. The scope and applicability of legislation is constantly monitored for change and expansion. Numerous agencies, both federal and state, have issued rules and regulations binding on the oil and gas industry and its individual members, some of which carry substantial penalties for noncompliance. To date, these mandates have had no material effect on our capital expenditures, earnings or competitive position.

     Legislation and implementing regulations adopted or proposed to be adopted by the Environmental Protection Agency ("EPA") and by comparable state agencies, directly and indirectly, affect our operations. We are required to operate in compliance with certain air quality standards, water pollution limitations, solid waste regulations and other controls related to the discharging of materials into, and otherwise protecting the environment. These regulations also relate to the rights of adjoining property owners and to the drilling and production operations and activities in connection with the storage and transportation of natural gas and oil.

     We may be required to prepare and present to federal, state or local authorities data pertaining to the effect or impact that any proposed operations may have upon the environment. Requirements imposed by such authorities could be costly, time-consuming and could delay continuation of production or exploration activities. Further, the cooperation of other persons or entities may be required for us to comply with all environmental regulations. It is conceivable that future legislation or regulations may significantly increase environmental protection requirements and, as a consequence, our activities may be more closely regulated which could significantly increase operating costs. However, management is unable to predict the cost of future compliance with environmental legislation. As of the date hereof, management believes that we are in compliance with all present environmental regulations. Further, we believe that our oil and gas explorations do not pose a threat of introducing hazardous substances into the environment. If such event should occur, we could be liable under certain environmental protection statutes and laws. We presently carry insurance for environmental liability.

     Our exploration and development operations are subject to various types of regulation at the federal, state and local levels. Such regulation includes the requirement of permits for the drilling of wells, the regulation of the location and density of wells, limitations on the methods of casing wells, requirements for surface use and restoration of properties upon which wells are drilled, and governing the abandonment and plugging of wells.

Exploration and production are also subject to property rights and other laws governing the correlative rights of surface and subsurface owners.

     We are subject to the requirements of the Occupational Safety and Health Act, as well as other state and local labor laws, rules and regulations. The cost of compliance with the health and safety requirements is not expected to have a material impact on our aggregate production expenses. Nevertheless, we are unable to predict the ultimate cost of compliance.

     Although past sales of natural gas and oil were subject to maximum price controls, such controls are no longer in effect. Other federal, state and local legislation, while not directly applicable to us, may have an indirect effect on the cost of, or the demand for, natural gas and oil.

     Employees

     We currently employ seven people full-time, consisting of three executives, one marketing and clerical person, and three production persons. Management presently anticipates hiring additional employees as business conditions warrant and as funds are available.

     Facilities

     We currently occupy approximately 4,000 square feet of office space in St. Marys, West Virginia, which we share with our subsidiaries, Tyler Construction Company and Ritchie County Gathering Systems. We lease an aggregate of approximately 4,000 square feet from an unaffiliated third party under a verbal arrangement for $1,400 per month, inclusive of utilities. Management believes that our present office facilities are adequate for our current business operations.

     Legal Proceedings

     Information concerning certain material pending legal proceedings to which we are a party, or to which any of our property is subject, is set forth below:

     o On September 22, 2000, Tioga Lumber Company obtained a judgment of $43,300 plus interest in the Circuit Court of Pleasants County, West Virginia, against Tyler Construction Company for breach of contract. On February 28, 2002, we reached a negotiated payment schedule with Tioga and made the initial payment. We believe that we have satisfied the balance owed to Tioga of $26,233.58, although the judgment has not yet been released. We are proceeding to secure the release of the judgment.

     o On January 15, 2003, a suit against us entitled Lario Oil & Gas Company vs. Trans Energy, Inc. (Civil Action No. 24575) was initiated in the Sixth District Court of Campbell County, Wyoming. Lario's suit asks for $50,692.10 which it claims we owe for operating fees on the Sagebrush #1 and #2 and the Pinon Fee #1 wells, operated by Lario and in which we have working interests. We asked for a complete accounting of all monies owed. Lario retained our share of monthly oil production monies and applied them to the amount owed. On August 23, 2004, the court dismissed the action with prejudice.

     Registration under the Securities Exchange Act of 1934

     Trans Energy is registered under the Securities Exchange Act of 1934 and, accordingly we are required to file certain periodic, annual and other reports with the SEC. Following the acquisition of Arvilla, we will continue to be a reporting company under the Exchange Act and continue to file periodic reports and be subject to the proxy solicitation requirements of the Exchange Act. It is anticipated that our common stock will not be listed on any national securities exchange or on The Nasdaq Stock Market, but will continue to be listed on the OTC Bulletin Board.

Arvilla, Inc.

     Following the merger transaction, we will assume all of the operations, assets and liabilities of Arvilla, Inc., a Nevada corporation that owns all the membership interests in Arvilla Oilfield Services, LLC. Arvilla is engaged in providing well servicing, workover and related transportation services to independent oil and natural gas producers in the northeast region of the United States. Arvilla performs ongoing maintenance and major overhauls necessary to optimize the level of production from existing oil and natural gas wells and provides certain ancillary services during the drilling and completion of new wells. Arvilla offers its services in Ohio, Pennsylvania, New York, Virginia, Kentucky and West Virginia.

     Typically, Arvilla will provide a well servicing or swab rig, the crew to operate the rig, and such other specialized equipment as may be needed to meet a customer's requirements. Arvilla also owns a fleet of equipment that provides:

     o   brine hauling and disposal;
     o   pipeline and facility construction;
     o   well location  preparation and lease road construction;
     o   oil hauling; and
     o   trucking of oilfield equipment, such as rigs, casings, tubing and rods.

     Arvilla's operations were previously conducted as Arrow Oilfield Service Company, a division of Belden & Blake Corporation ("B&B"), a privately held company engaged in the exploration, development and production of oil and natural gas reserve. In June 2004, Mr. and Mrs. Smith acquired Arrow Oilfield Services from B&B and created Arvilla Oilfield Services, LLC as the operating entity. Mr. and Mrs. Smith then negotiated with Trans Energy which ultimately led to the acquisition of Arvilla by us and the execution of the merger agreement and plan of reorganization.

     Arvilla's principal executive offices are located at 7994 South Pleasant Highway, St. Marys, West Virginia 26170, and its telephone number is (304) 665-2652.

Strategy

     Management believes that the Appalachian Basin in the northeastern portion of the United States provides significant opportunities for exploration and production companies to develop reserves at shallow depths. Because Arvilla operates in Ohio, Pennsylvania, New York, Virginia, Kentucky and West Virginia, we feel that Arvilla's well servicing operations are well positioned to capitalize on existing market opportunities and established demand for its services.

     Arvilla's service area is located within 500 miles of the major gas markets for the United States. This strategic location is important as oil and gas companies develop natural gas reserves for future markets. Management anticipates that demand for natural gas will grow significantly in the next few years and, as a result of the demand, it is expected that there to be a marked increase in drilling activity in the Appalachian Basin served by Arvilla. As drilling activity increases, the need for the services provided by Arvilla will increase. Every well drilled requires service of the type that Arvilla is able to provide. As the drilling activities increase, we expect the demand for Arvilla's services in its operation area will also increase.

Services

     Through its experienced work force, Arvilla is able to provide various services to the oil and gas industry that include:

     Trucking services. Arvilla owns a fleet of trucks that can provide customers with the ability to move equipment, tanks, drill pipe, and other types of trucking needs necessary in the oil and gas business. Each time a well is drilled, all drilling equipment must be moved by trucks from one site to the next. This equipment includes generators, water pumps, drill pipe, air compressors, drilling rigs, and many other associated items used in drilling.

     Excavating equipment. Arvilla provides dozer, excavators, and loaders that are used to build access roads, cut drill sites for wells, dig pits, reclaim drill sites after drilling is completed, reclaim access roads, and seed, fertilize, lime, and mulch disturbed areas.

     Service and swab rigs. Arvilla maintains a fleet of 14 service rigs and swab rigs capable of servicing wells up to 6,000 feet in depth. This service includes running pipe, tubing, rods, and swabbing capabilities. All wells drilled require services of this type.

     Brine and water hauling. Arvilla provides a fleet of 20 vacuum trucks designed to deliver water to drilling rigs and fracs. Arvilla also hauls and disposes of brine water from producing wells and disposes of pit water used in well completions.

     Disposal wells. Arvilla has 14 brine disposal wells located at various locations in Ohio. These wells are used for the disposal of brine and pit water.

     Oil hauling. Arvilla maintains a fleet of 6 oil tankers that pick up oil from producers at the well site and delivers the oil to terminals, from which it is shipped to refineries.

     Pipelines. Arvilla has the capability of constructing pipelines for the delivery of natural gas or oil. Most wells drilled require construction of a natural gas line to deliver gas from the well to a gathering system, which will ultimately take the gas to market.

Marketing

     Arvilla markets its services through its various office locations. Each office has a designated person who will market the services for that offices's given area. Currently, the marketing is done from Canton, Ohio, Pleasantville, Pennsylvania and St. Marys, West Virginia. Arvilla advertises its services in oil and gas trade journals as well as direct verbal and written communication to oil ad gas companies operating in the areas served by Arvilla. Arvilla also maintains a web site that will be available for current and prospective customers to review. Brochures will also be prepared for distribution that will explain those services available.

Facilities

     Arvilla currently operates out of facilities located in or near its service areas. Arvilla's corporate headquarters are located in St. Marys, West Virginia and consist of a leased 6,400 square foot shop and office facility. This office manages work in West Virginia, Virginia, and Kentucky. Arvilla owns a 20,000 square foot office and shop located on 39 acres in Canton, Ohio, that manages most of Arvilla's work in Ohio and some in Western Pennsylvania. This office reports to the main office in St. Marys. West Virginia. Arvilla also uses a leased shop and office located in Cambridge, Ohio that manages work in Southern Ohio and reports to the Canton, Ohio office. Further, Arvilla maintains a leased shop and office located in Pleasantville, Pennsylvania that manages work in Pennsylvania and New York and reports to the main office in St. Marys, West Virginia.

Management

     Immediately prior to the effective time of the merger, our board of directors will appoint two new directors, Clarence E. Smith and Rebecca L. Smith and elect them as officers. Trans Energy's board currently consists of Robert L. Richards, Loren E. Bagley and William F. Woodburn. Accordingly, the following persons will make up our board of directors and hold the respective offices as indicated.

     Name                         Age      Position
     ----                         ---      --------
     Robert L. Richards             59     President, CEO and Director
     Loren E. Bagley                62     Vice President and Director
     William F. Woodburn            62     Secretary / Treasurer and Director
     Clarence E. Smith              41     Vice President and Director
     Rebecca L. Smith               36     Director
----------------------------

     The business experience of each of the persons listed above during the past five years is as follows:

     Robert L. Richards became a director and was appointed President and CEO in September 2001. From 1982 to the present, he has been President of Robert L. Richards, Inc. as a consulting geologist with 27 years experience in the petroleum industry. He has also served as a geologist with Exxon, exploration geologist with Union Texas Petroleum, and regional exploration manager for Carbonit Exploration, Inc. From 2000 to the present, he has been President and CEO of Derma - Rx, Inc., a formulator and marketer of skin care products. Also, from 1992 to August 2000, Mr. Richards was CEO of Kaire Nutraceuticals, Inc., a developer and marketer of health and nutritional products. Mr. Richards served as Vice President of Continental Tax Corporation from March 1989 to August 1992. He has five and one-half years experience in the United States Air Force as an Instructor Pilot. Mr. Richards holds a B.S. degree in geology from Brigham Young University.

     Loren E. Bagley served as our President and CEO from September 1993 to September 2001, at which time he resigned as President and was appointed Vice President. From 1979 to the present, Mr. Bagley has been self -employed in the oil and gas industry as president, CEO or vice president of various corporations which he has either started or purchased, including Ritchie County Gathering Systems, Inc. Mr. Bagley's experience in the oil and gas industry includes acting as a lease agent, funding and drilling of oil and gas wells, supervising production of over 175 existing wells, contract negotiations for purchasing and marketing of natural gas contracts, and owning a well logging company specializing in analysis of wells. Prior to becoming involved in the oil and gas industry, Mr. Bagley was employed by the United States government with the Agriculture Department. Mr. Bagley attended Ohio University and Salem College and earned a B.S. Degree.

     William F. Woodburn has served as our Vice President from August 1991 to September 2001, at which time he resigned as Vice President and was appointed Secretary / Treasurer. Mr. Woodburn has been actively engaged in the oil and gas business in various capacities for the past twenty years. For several years prior to 1991, Mr. Woodburn supervised the production of oil and natural gas and managed the pipeline operations of Tyler Construction Company, Inc. and Tyler Pipeline, Inc. Mr. Woodburn is a stockholder and serves as President of Tyler Construction Company, Inc. He is also a stockholder of Tyler Pipeline, Inc. that owns and operates oil and gas wells in addition to natural gas pipelines, and Ohio Valley Welding, Inc. that owns a fleet of heavy equipment that services the oil and gas industry. Prior to his involvement in the oil and gas industry, Mr. Woodburn was employed by the United States Army Corps of Engineers for twenty four years and was Resident Engineer on several construction projects. Mr. Woodburn graduated from West Virginia University with a B.S. in civil engineering.

     Clarence E. Smith graduated from St. Marys (West Virginia) High School and the PRT Technical School in 1981. He started Arvilla Well Service in 1981 providing well location construction and clean-up and wellhead hook-up services. Mr. Smith expanded his business into pipeline construction which became Arvilla Pipeline Construction Co., operating from Bristol, Tennessee to Corning, New York. This business provides construction services to most large gas companies in the area such as Dominion Transmission, Equitrans, Columbia Natural Resources and other smaller companies. Arvilla Pipeline employees approximately 90 people and can lay up to 20" inch diameter pipe. In the summer of 2004, Clarence and his wife Rebecca purchased Arrow Oilfield Services from the Belden and Blake Corporation. Arrow was renamed Arvilla Oilfield Services, LLC. Mr. Smith also owns Arvilla Rental & Equipment, LLC and is registered with the State of West Virginia as an oil and gas producer.

     Rebecca L. Smith graduated from Harrisville (West Virginia) High School in 1986 and then from the Wilma Boyd Travel School in Pittsburgh, Pennsylvania. She was then employed as a travel agent in Philadelphia. Mrs. Smith joined Arvilla Well Service as a part-time employee in 1995 became a full-time employee of Arvilla Pipeline in 2000. Mrs. Smith is currently part owner and vice president of Arvilla Pipeline Construction Co., Inc. and is part owner and acting member of Arvilla Rental & Equipment, LLC and Arvilla Oilfield Services, LLC. Her responsibilities include supervising all the offices and the pipeline shop as well as overseeing the pipeline bid process. She is also active in the public relations business of both companies and contributed to the design of both Arvilla's brochure and web site.

Employees

     Arvilla Oilfield Services, LLC has approximately 103 full time employees consisting of the following:

     o   38 rig hands that  operate or work  directly  on a service  rig or swab rig;
     o 20 truck drivers who drive various types of trucks that haul oil, brine or oilfield equipment;
     o   2  equipment   operators  who  operate   various  types  of  excavating
         equipment;
     o 11 roustabouts who perform various types of labor work associated with oil and gas production such as setting tank batteries, meter runs and laying or repairing gas lines;
     o 10 mechanics that repair and maintain all types of trucks, rigs and equipment;
     o   4 clerical employees;
     o   6 managerial persons; and
     o   2 executives.

     Arvilla's employees are not members of any union, nor have they entered into any collective bargaining agreements. Arvilla believes that its relationship with its employees is good. With the successful implementation of our business plan, we may seek additional employees in the next year to handle anticipated potential growth. We anticipate that we may hire additional employees in the areas of rig operators, truck drivers, mechanics and roustabouts.

     The following persons are considered key employees of Arvilla:

     Randy Ile. Mr. Ile is the rig superintendent for Arvilla's Ohio region and is primarily responsible for the region's service and swag rig activity. He has been with Arrow Oilfield Services (which is now Arvilla) since 1997. Mr. Ile graduated from high school in 1966 and served in the armed forces from 1966 to 1969. From 1971 to 1977, he worked as a "roughneck" (oilfield worker) for three years before becoming a driller. Mr. Ile also became a toolpusher for PEP Drilling from 1977 to 1987 and then a drilling superintendent from 1987 to 1997. He is a member of the Ohio Oil & Gas Association and completed BOP (???) training in 1989.

     James Hawkins. Mr. Hawkins is the supervisor of oil and water hauling for Arvilla's Ohio region. He has been with Arrow Oilfield Services (Arvilla) since 1982 when he was initially hired as a rig hand. While with Arrow, Mr. Hawkins has been a well tender, treat truck driver, roustabout, heavy equipment operator, oil truck driver and dispatcher of Arrow's Ohio Fluid hauling operations.

Competition

     Arvilla is in direct competition with numerous other oilfield service companies that operate in the same areas in which Arvilla operates. Some of Arvilla's competitors include Bishop Well Services, Key Energy, Triad, Carper Well Services, Danny Long and S & H Water Service. Some existing and potential competitors have greater financial resources, larger market share and more customers than Arvilla, which may enable them to establish a stronger competitive position than we have. There is also much competition for qualified personnel that operate the equipment used in the oilfield service business. Management believes that Arvilla can successfully compete with these other businesses in securing trained personnel and additional customers.

                        FINANCIAL INFORMATION FOR ARVILLA

     Upon completion of the acquisition of Arvilla, we intend to file with the SEC a Form 8-K current report that will include additional information concerning Arvilla. We also intend to file audited financial statements for Arvilla, that are expected to be ready for filing at the time of the closing the merger agreement. However, if the financial statements have not been finalized by the time we file the Form 8-K we are required to file the statements within 71 days after the report is required to be filed. Accordingly, we are not including financial statements, audited or unaudited, for Arvilla as part of this information statement or are we including pro forma financial information.


                       WHERE YOU CAN FIND MORE INFORMATION

     As required by law, we file annual and periodic reports and other information with the SEC. These reports and other information contain additional information about our company. You can inspect and copy these materials at the Securities and Exchange Commission public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at "http://www.sec.gov."

     Statements contained in this information statement or in any document incorporated into this information statement by reference regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

     The SEC allows us to incorporate by reference into this information statement documents we file with the SEC, which means that we can disclose important information by referring to those documents. The information incorporated by reference into this information statement is considered to be a part of this information statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed:

     o our annual report on Form 10-KSB for the fiscal year ended December 31, 2003;

     o our quarterly reports on Form 10-QSB for the quarters ended March 31, June 30 and September 30, 2004; and

     o our current reports on Form 8-K filed on September 23, 2004 and November 12, 2004.

     We will provide without charge, upon written or oral request by a stockholder, a copy of any and all of the documents referred to above that have been, or may be, incorporated by reference herein. Written requests should be sent to our principal offices at 210 Second Street, P.O. Box 393,St. Marys, West Virginia 26170, attn: William F. Woodburn. Oral requests may be made to our principal offices, telephone number (304) 684-7053.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS DECEMBER 31, 2004. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.


                                        BY ORDER OF THE BOARD OF DIRECTORS

December 31, 2004                       /s/  WILLIAM F. WOODBURN
                                        ----------------------------------
                                        William F. Woodburn
                                        Secretary

Appendix  A



                   MERGER AGREEMENT AND PLAN OF REORGANIZATION

         THIS MERGER AGREEMENT AND PLAN OR REORGANIZATION, dated as of December 3, 2004 ("Agreement"), by and among TRANS ENERGY, INC., a Nevada corporation ("Parent"), TRANS ENERGY ACQUISITIONS, INC., a Nevada corporation and a wholly-owned subsidiary of Parent ("Subsidiary"), ARVILLA, INC., a Nevada corporation (the "Target") (Subsidiary and Target being hereinafter collectively referred to as the Constituent Corporations") and CLARENCE E. SMITH and REBECCA
L. SMITH ("Controlling Shareholders").

         WHEREAS, the Boards of Directors of Parent, Subsidiary and Target have approved the acquisition of Target by Parent; and

         WHEREAS, the Boards of Directors of Parent, Subsidiary and Target have approved the merger of Subsidiary into Target (the "Merger"), pursuant to the Agreement and the transactions contemplated herein, in accordance with the applicable provisions of the statutes of the State of Nevada, which permit such Merger; and

         WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as a reorganization with the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

         WHEREAS, each of the parties to this Agreement desires to make certain representations, warranties and agreements in connection with the Merger and also to prescribe various conditions thereto.

         NOW, THEREFORE, THIS AGREEMENT WITNESSETH: That for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   THE MERGER

         Section 1.1    The Merger.
                        ----------


                   (a) At the Effective Time (as defined in Section 1.2) and subject to the terms and conditions of this Agreement, Subsidiary shall be merged into Target and the separate existence of Subsidiary shall thereupon cease, in accordance with the applicable provisions of the general corporation laws of the State of Nevada, Nevada Revised Statutes: Chapters 78 and 92A (the "NGCL").

                   (b) Target will be the surviving corporation in the Merger (sometimes referred to herein as the "Surviving Corporation") and will continue to be governed by the laws of the State of Nevada, and the separate corporate existence of Target and all of its rights, privileges, immunities and franchises, public or private, and all its duties and liabilities as a corporation organized under the NGCL, will continue unaffected by the Merger.

                   (c) The Merger will have the effects specified by the NGCL.

         Section 1.2 Effective Time. As soon as practicable following fulfillment or waiver of the conditions specified in Article VII hereof, and provided that this Agreement has not been terminated or abandoned pursuant to
Article IX hereof, the Constituent Corporations will cause a Certificate of Merger (the "Certificate of Merger") to be filed with the office of the Secretary of State of the State of Nevada as provided in Section 92A.200 of the NGCL. Subject to and in accordance with the laws of the States of Nevada, the Merger will become effective at the date and time the Certificate of Merger is filed with the office of the Secretary of State of the State of Nevada or such later time or date as may be specified in the Certificate of Merger (the "Effective Time"). Each of the parties will use its best efforts to cause the Merger to be consummated as soon as practicable following the fulfillment or waiver of the conditions specified in Article VII hereof.

                                   Article II

                            THE SURVIVING CORPORATION

         Section 2.1 Certificate of Incorporation. The Certificate of Incorporation of Target as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation after the Effective Time.

         Section 2.2 Bylaws. The Bylaws of Target as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation after the Effective Time.

         Section 2.3 Board of Directors. From and after the Effective Time, the Board of Directors of Target shall be the Board of Directors of the Surviving Corporation.

                                   Article III

                        CONVERSION AND EXCHANGE OF SHARES

         Section 3.1 Conversion and Exchange of Target Parent and Subsidiary Shares in the Merger. Pursuant to this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of Target, Parent or Subsidiary:

                   (a) all shares of Common Stock, no par value, of Subsidiary ("Subsidiary Common Stock") owned by Parent and any subsidiary of Parent shall be converted into one thousand (1,000) shares of Common Stock, par value $1.00 per share, of Target ("Target Common Stock"); and

                   (b) all shares Target Common Stock owned by Controlling Stockholders and all other stockholders of Target shall, subject to Section 3.3(d) hereof, be converted into, and become exchangeable for, the number of shares of validly issued, fully paid and nonassessable common stock, par value $0.001 per share, of Parent ("Parent Common Stock") equal to the Conversion Ratio. In this Agreement, the term "Conversion Ratio" means a fraction, the numerator of which is equal to the number of whole shares of Parent Common Stock which represents not less than twenty-five percent (25%) of the authorized, issued and outstanding shares of Parent Common Stock immediately following the Effective Time and giving effect to the reverse stock split set forth in Section 6.3(b) below, PLUS 244,633; and the denominator of which is equal to the number of shares of Parent Common Stock authorized, issued and outstanding immediately following the Effective Time and giving effect to the reverse stock split set forth in Section 6.3(b) below, PLUS 244,633. The consideration referred to in this Section 3.1, together with any cash payments in lieu of fractional shares as provided herein, is hereinafter referred to as the "Merger Consideration."

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

         Section    3.2    Status   of    Target    and    Subsidiary    Shares.

                   (a) At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of Subsidiary, each issued and outstanding share of common stock of Subsidiary shall be converted into and exchanged for Target Common Stock as provided for herein.

                   (b) At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of Target, each issued and outstanding share of common stock of Target shall be converted into and exchanged for Parent Common Stock as provided for herein.

         Section 3.3 Exchange of Parent Capital Stock Certificates.

                   (a) On or prior to the Closing Date, Parent shall make available to the "Exchange Agent" the certificates representing shares of Parent Common Stock required to effect the exchange referred to in Section 3.3(b). Parent shall also make available to the Exchange Agent the cash required to make the cash payments in lieu of fractional shares referred to in Section 3.3(d) below. Shares of Parent Common Stock into which shares of Target Common Stock shall be converted in the Merger shall be deemed to have been issued at the Effective Time. Shares of Subsidiary Common Stock shall be converted in the Merger into Shares of Target Common Stock and shall be deemed to have been issued at the Effective Time.

                   (b) From and  after  the  Effective  Time,  each  holder of a certificate which immediately prior to the Effective Time represented outstanding shares of Target Common Stock, other than shares with respect to which dissenters' rights, if any, are granted by reason of the Merger under the NGCL, shall be entitled to receive in exchange therefor, upon surrender thereof to the Exchange Agent, a certificate or certificates representing the number of whole shares of Parent Common Stock into which such holder's shares of Target Common Stock were converted pursuant to Section 3.1 and cash in lieu of any fractional shares of such Parent Common Stock pursuant to Section 3.3(e). From and after the Effective Time, Parent shall be entitled to treat the certificates which immediately prior to the Effective Time represented shares of Target Common Stock and which have not yet been surrendered for exchange as evidencing the ownership of the number of full shares of Parent Common Stock into which the shares of Target Common Stock represented by such certificates shall have been converted pursuant to Section 3.1, notwithstanding the failure to surrender such certificates. However, notwithstanding any other provision of this Agreement, until holders or transferees of certificates which immediately prior to the Effective Time represented shares of Target Common Stock have surrendered them


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

for exchange as provided herein, no dividends shall be paid with respect to any shares represented by such certificates and no payment for fractional shares shall be made. Upon surrender of a certificate which immediately prior to the Effective Time represented outstanding shares of Target Common Stock, there shall be paid to the holder of such certificate the amount of any dividends which theretofore became payable, but which were not paid by reason of the foregoing, with respect to the number of whole shares of Parent Common Stock represented by the certificate or certificates issued upon such surrender. If any certificate for shares of Parent Common Stock is to be issued in a name other than that in which the certificate, which immediately prior to the Effective Time represented shares of Target Common Stock, surrendered in exchange therefor is registered, it shall be a condition of such exchange that the person requesting such exchange shall pay any transfer or other taxes required by reason of the issuance of certificates for such shares of Parent Common Stock in a name other than that of the registered holder of any such certificate surrendered.

                   (c) As soon as practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Target Common Stock (collectively, the "Target Certificates") (i) a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to Target Certificates shall pass, only upon actual delivery of Target Certificates to the Exchange Agent) and (ii) instructions for use in effecting the surrender of Target Certificates in exchange for certificates representing shares of Parent Common Stock. Upon surrender of Target Certificates for cancellation to the Exchange Agent, together with a duly executed letter of transmittal and such other documents as the Exchange Agent shall require, the holder of such Target Certificates shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Parent Common Stock into which the shares of Target Common Stock represented by Target Certificates so surrendered shall have been converted pursuant to the provisions of Section 3.1, and Target Certificates so surrendered shall forthwith be cancelled. Notwithstanding the foregoing, neither the Exchange Agent nor any party hereto shall be liable to a holder of shares of Target Common Stock for any shares of Parent Common Stock or dividends or distributions thereon delivered to a public official pursuant to applicable escheat laws.

                   (d) Notwithstanding any other provision of this Agreement, no certificates or scrip for fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Target Certificates pursuant to this
Article III in the Merger or upon any exchange made pursuant to Section 4.4 hereof and no Parent Common Stock dividend, stock split or interest shall relate to any fractional security, and such fractional interests shall not entitle the owner thereof to vote or to any other rights of a security holder. In lieu of any such fractional shares, each holder of Target Common Stock who would otherwise have been entitled to a fraction of a share of Parent Common Stock upon surrender of Target Certificates for exchange pursuant to this Article III shall be entitled to receive from the Exchange Agent a cash payment in lieu of such fractional share equal to such fraction multiplied by the Valuation Price.

         Section 3.4 Dissenting Shares. Notwithstanding anything to the contrary contained in this Agreement, holders of shares of Target Common Stock with respect to which dissenters' rights, if any, are granted by reason of the Merger under the NGCL and who do not vote in favor of the Merger and otherwise comply with the NGCL ("Target Dissenting Shares"), shall not be entitled to shares of

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

Parent Common Stock pursuant to Section 3.1, unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder's right to dissent from the Merger under the NGCL, and shall be entitled to receive only the payment provided for pursuant to the NGCL. If any such holder shall have failed to perfect or shall have effectively withdrawn or lost such holder's dissenters' rights under the NGCL, such holder's Target Dissenting Shares shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration.

         Section 3.5 Closing of Transfer Books.From and after the Effective Time, the stock transfer books of Target shall be closed and no transfer of shares of Target Common Stock shall thereafter be made. If, after the Effective Time, Target Certificates are presented to Parent, they shall be cancelled and exchanged for the Merger Consideration in accordance with the procedures set forth in this Article III.

         Section 3.6 Closing.The closing (the "Closing") of the transactions contemplated by this Agreement shall take place (a) at the offices of Bowles Rice McDavid Graff & Love, LLP, 501 Avery Street, Fifth Floor, Parkersburg, West Virginia 26101, at 8:00 a.m., local time, on the later of (i) January 7, 2005, and (ii) the second business day immediately following the date on which the last of the conditions set forth in Article VII hereof is fulfilled or waived, or (b) at such other time and place and on such other date as Parent and Target shall agree (the "Closing Date").

                                   ARTICLE IV

                      [THIS ARTICLE INTENTIONALLY OMITTED]

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         Section 5.1 General Statement. The parties make the representations and warranties to each other which are set forth in this Article V. The survival of all such representations and warranties shall be in accordance with Section 10.1 hereof. All representations and warranties of the parties are made subject to the exceptions which are noted in the respective schedules delivered by the parties to each other concurrently herewith and identified as, in the case of
Section 5.2, the "Parent Disclosure Schedule," and in the case of Section 5.3, the "Target Disclosure Schedule." Copies of all documents referenced in the Parent Disclosure Schedule (other than documents filed by the Parent with the Securities and Exchange Commission pursuant to the Securities Act of 1933 as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Target Disclosure Schedule shall be attached thereto.

         Section 5.2 Representations and Warranties of Parent and Subsidiary. Parent and Subsidiary (collectively, for purposes of this Section 5.2, the "Corporations") jointly and severally represent and warrant to Target, as of the Date hereof and at the Effective Time, as follows:

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

                   (a) Organization and Corporate Power. The Corporations are both corporations duly incorporated and validly existing under the laws of the State of Nevada and the Corporations are qualified to do business in every jurisdiction in which their respective ownership of property or conduct of business requires it to qualify. The Corporations have all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate their respective properties and to carry on their respective businesses as now conducted. The copies of the Corporations' articles of incorporation and bylaws have been furnished to the Target and such copies reflect all amendments made thereto at any time prior to the date of this Agreement and such copies are correct and complete.

                   (b) Capital Stock and Related Matters. The authorized capital stock of the Parent consists of 500,000,000 Shares having a par value of $0.001 each, 496,566,131 of which are issued and outstanding, and no other shares, common or otherwise, of the Parent are issued and outstanding. The parties mutually agree that prior to the Effective Time, Parent will effect a reverse stock split of its issued and outstanding shares of common stock on a one share for 150 shares basis. The authorized capital stock of the Subsidiary consists of 25,000 Shares having no par value, 1,000 of which are issued and outstanding, and all such Shares of Subsidiary are owned by Parent, and no other shares, common or otherwise, of the Subsidiary are issued and outstanding. Except as set forth on Schedule 5.2(b) hereof, the Corporations do not have outstanding and have not agreed, orally or in writing, to issue any shares or securities convertible or exchangeable for any shares, nor do they have outstanding nor have they agreed, orally or in writing, to issue any options or rights to purchase or otherwise acquire their shares. Except as set forth on Schedule 5.2(b) hereof, the Corporations are not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of their shares. The Corporations have not violated any applicable securities laws or regulations in connection with the offer or sale of their securities other than violations that have been, or will before the Closing have been, corrected by post-issuance filings. All of the outstanding shares of the Corporations' capital stock are validly issued, fully paid and nonassessable. At the Effective Time the Target Stockholders will have, good and marketable title to the Parent Shares, free and clear of all security interests, liens, encumbrances or other restrictions or claims, subject only to restrictions as to marketability imposed by securities laws. The Corporations have not violated nor will not violate any applicable securities laws in connection with the offer or sale of the Parent Shares to the Target Stockholders hereunder.

                   (c) Authorization. The execution, delivery and performance by the Corporations of this Agreement and all other agreements contemplated hereby to which the Target or the Controlling Stockholders are a party have been duly and validly authorized by all necessary corporate action of the Corporations, and this Agreement and each such other agreement, when executed and delivered by the parties thereto, will constitute the legal, valid and binding obligation of the Corporations enforceable against both of them in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency and similar statutes affecting creditors' rights generally and judicial limits on equitable remedies.

                   (d) Governmental Authorities. Except as set forth in Schedule 5.2(d), (i) neither Parent nor Subsidiary are required to submit any notice, report or other filing with any governmental or regulatory authority in connection with the execution and delivery by them of this Agreement and the consummation of this merger and (ii) no consent, approval or authorization of any governmental or regulatory authority is required to be obtained by the Parent, Subsidiary, or any affiliate in connection with their execution, delivery and performance of this Agreement and the consummation of this merger.

                   (e) No Conflict with Other Instruments or Agreements. Except as set forth on Schedule 5.2(e), the execution, delivery and performance by the Parent or Subsidiary of this Agreement and all other agreements contemplated hereby to which they are a party will not result in a breach or violation of, or constitute a default under, Parent's or Subsidiary's Articles of Incorporation or Bylaws or any material agreement to which the Parent or Subsidiary are a party or by which any of them are bound.

                   (f) Conduct of Business;  Liabilities. Except as set forth in
Schedule 5.2(f), neither of the Corporations is in default under, and no condition exists that with notice or lapse of time would constitute a default of either of the Corporations under (i) any mortgage, loan agreement, evidence of indebtedness or other instrument evidencing borrowed money to which either of the Corporations are a party or by which the Corporations or the properties of the Corporations are bound or (ii) any judgment, order or injunction of any court, arbitrator or governmental agency that would reasonably be expected to affect materially and adversely the business, financial condition or results of operations of the Corporations taken as a whole.

                   (g) No Brokers or Finders. Except as set forth in Schedule 5.2(g), there are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of either of the Corporations.

                   (h) Securities Disclosures. Parent and Subsidiary have made all required filings with the federal Securities and Exchange Commission and all state securities regulatory bodies; and all material statements of fact disclosed therein are true and complete, and they do not fail to disclose any material statement of fact required to make such statements true and complete.

                   (i) Absence of Certain Changes. Except as contemplated or permitted by this Agreement or as described in Schedule 5.2(i), since the Statement Date there has not been:

                            (A) Any  material  adverse  change in the  business,
financial condition, operations or assets of the Corporations;

                            (B) Any damage, destruction or loss, whether covered
by insurance or not materially adversely affecting the properties or business of the Corporations;

                            (C) Any sale or transfer by the  Corporations of any
tangible or intangible asset other than in the ordinary course of business, any mortgage or pledge or the creation of any security interest, lien or encumbrance on any such asset, or any lease of property, including equipment, other than tax liens with respect to taxes not yet due and contract rights of customers in inventory;

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

                            (D) Any  declaration,  setting aside or payment of a
distribution in respect of or the redemption or other repurchase by the Corporations of any stock of either of the Corporations;

                            (E) Any  material  transaction  not in the  ordinary
course of businesses of the Corporations;

                            (F) The  lapse of any  material  trademark,  assumed
name, trade name, service mark, copyright or license or any application with respect to the foregoing;

                            (G) The grant of any increase in the compensation of
officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan) other than customary increases on a periodic basis or required by agreement or understanding in the ordinary course of business and in accordance with past practice;

                            (H) The  discharge or  satisfaction  of any material
lien or encumbrance or the payment of any material liability other than current liabilities in the ordinary course of business;

                            (I) The  making of any  material  loan,  advance  or
guaranty to or for the benefit of any person except the creation of accounts receivable in the ordinary course of business; or

                            (J) An agreement to do any of the foregoing.

                   (j) Disclosure. All matters required to be disclosed by the Corporations hereunder shall be made to Target and the Controlling Stockholders in writing no later than thirty (30) days prior to the Closing Date (the "Corporations' Disclosure Schedule"). Neither this Agreement nor any of the schedules, attachments, written statements, documents, certificates or other items prepared or supplied to the Target or the Controlling Stockholders by or on behalf of the Corporations with respect to this merger contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. No responsible officer or director of either of the Corporations has intentionally concealed any fact known by such person to have a material adverse effect upon the Corporations' existing or expected financial condition, operating results, assets, customer relations, employee relations or business prospects taken as a whole.

                   (k) Financial Statements. The audited balance sheet and income statement of the Corporations as of December 31, 2003, in the form attached to this Agreement as Exhibit 5.2(k)(A) and the income statement for the period ending December 31, 2003, in the form attached to this Agreement as
Exhibit 5.2(k)(B) (collectively the "2003 Financial Statements"), fairly presents the financial position of the Corporations as at December 31, 2003, and has been prepared in accordance with generally accepted accounting principles, consistently applied, and in a manner substantially consistent with prior financial statements of the Corporations. The unaudited, balance sheet and income statement of the Corporations as at September 30, 2004, and for the month then ended, in the form attached hereto as Exhibit 5.2(k)(C) ("September 30, 2004 Financial Statements"), fairly present the financial position of the

Corporations as at September 30, 2004 and the results of operations for the three months then ended and have been prepared in accordance with generally accepted accounting principles consistently applied and in a manner substantially consistent with the 2003 Financial Statements, except for differences resulting from normally occurring audit adjustments, including, but not limited to, income tax and tax accrual adjustments, or as noted in the September 30, 2004 Financial Statements or the notes thereto. Except as contemplated by or permitted under this Agreement, there are no adjustments that would be required on review of the September 30, 2004 Financial Statements that would, individually or in the aggregate, have a material negative effect upon the Corporations' reported financial condition.

                   (l) No Undisclosed Liabilities. Except for (i) liabilities and obligations incurred in the ordinary course of business since December 31, 2003 ("Statement Date"), and (ii) liabilities or obligations described in
Schedule 5.2(l), neither the Corporations nor any of the property of the Corporations is subject to any material liability or obligation that was required to be included or adequately reserved against in the September 30, 2004 Financial Statements or described in the notes thereto and was not so included, reserved against or described.

                   (m)  Title  and  Related  Matters.  Except  as set  forth  in
Schedule 5.2(m), the Corporations have good and marketable title to all of their respective properties, real and personal, and other assets included in the September 30, 2004 Financial Statements (except properties and assets sold or otherwise disposed of subsequent to the Statement Date in the ordinary course of business or as contemplated in this Agreement), free and clear of all security interests, mortgages, liens, pledges, charges, claims or encumbrances of any kind or character, except (i) statutory liens for property taxes not yet delinquent or payable subsequent to the date of this Agreement and statutory or common law liens securing the payment or performance of any obligation of the Corporations, the payment or performance of which is not delinquent, or that is payable without interest or penalty subsequent to the date on which this representation is given, or the validity of which is being contested in good faith by the Corporations; (ii) the rights of customers of the Corporations with respect to inventory under orders or contracts entered into by the Corporations in the ordinary course of business; (iii) claims, easements, liens and other encumbrances of record pursuant to filings under real property recording statutes; and (iv) as described in the Unaudited Statements or the notes thereto.

                   (n) Litigation. Except as set forth in Schedule 5.2(n), there are no material actions, suits, proceedings, orders, investigations or claims pending or, to the best of the Corporations' knowledge, overtly threatened against either of the Corporations or any property of either, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality; the Corporations are not subject to any arbitration proceedings under collective bargaining agreements or otherwise or, to the best of the Corporations' knowledge, any governmental investigations or inquiries; and, to the best knowledge of boards of directors and responsible officers of the Corporations, there is no basis for any of the foregoing.

                   (o) Tax Matters. Except as set forth on Schedule 5.2(o), (i) the Corporations have prepared in a substantially correct manner and has filed all federal, state, local and foreign tax returns and reports heretofore required to be filed by them and have paid all taxes shown as due thereon; and

(ii) no taxing authority has asserted any deficiency in the payment of any tax or informed the Corporations that it intends to assert any such deficiency or to make any audit or other investigation of either of the Corporations for the purpose of determining whether such a deficiency should be asserted against the Corporations.

                   (p) Compliance with Laws. The Corporations are, in the conduct of their respective businesses, in substantial compliance with all laws, statutes, ordinances, regulations, orders, judgments or decrees applicable to them, the enforcement of which, if the Corporations were not in compliance therewith, would have a materially adverse effect on the businesses of the Corporations, taken as a whole. The Corporations have not received any notice of any asserted present or past failure by either of the Corporations to comply with such laws, statutes, ordinances, regulations, orders, judgments or decrees.

                   (q) Insurance. Schedule 5.2(q) contains a list of each insurance policy maintained by the Corporations with respect to their respective properties, assets and businesses, and each such policy is in full force and effect. The Corporations are not in material default with respect to its obligations under any such policy maintained by it. The Corporations have not been notified of the cancellation of any of the insurance policies listed on
Schedule 5.2(q) or of any material increase in the premiums to be charged for such insurance policies.

                   (r) Employees and Labor Relations Matters. Except as set forth in Schedule 5.2(r) or as provided in this Agreement, no employee of either of the Corporations is in violation of any material term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of such employee with the Corporations or any other party because of the nature of the businesses conducted or to be conducted by either of the Corporations. Each employee of the Corporations with access to confidential or proprietary information has executed, or in the ordinary course will execute, a proprietary information agreement obligating such employee to hold confidential the Corporations' proprietary information. The Corporations are not aware that any officer or key employee, or that any group of key employees, intends to terminate his or its employment with either of the Corporations, nor do the Corporations have a present intention to terminate the employment of any key employee. The Corporations have in all material respects complied with all applicable state and federal laws related to employment.

                   (s)  Power of  Attorney.  Except  as set  forth  in  Schedule
5.2(s), no material power of attorney or similar authorization given by the Corporation is presently in effect.

                   (t) Accounts Receivable. All accounts receivable of the Corporations reflected in the September 30, 2004 Financial Statements represent bona fide sales actually made in the ordinary course of business.

                   (u) Agreements and Commitments. Schedule 5.2(u) contains a complete and accurate list of each agreement, contract, instrument and commitment (including license agreements) to which either of the Corporations is a party that provides for payments in excess of $10,000 per year or whose term is in excess of one year and is not cancelable upon 30 or fewer days' notice without any liability, penalty or premium, other than a nominal cancellation fee or charge ("Third Party Agreements"). Except as otherwise set forth in Schedule 5.2(u), the Corporation is not in material default under any Third Party Agreements, nor does there exist any event that, with notice or the passage of time or both, would constitute a material default or event of default by either of the Corporations under any Third Party Agreements.

                   (v) Personal Property. Without material exception, Schedule 5.2(v) contains lists of all tangible personal property and assets owned or held by the Corporations and used or useful in the conduct of the businesses of the Corporations. Except as set forth in Schedule 5.2(v), the Corporations own and have good title to such properties and none of such properties is subject to any security interest, mortgage, pledge, conditional sales agreement or other lien or encumbrance (except for liens for current taxes, assessments, charges or other governmental levies not yet due and payable). The Corporations have delivered to the Target and the Controlling Stockholders copies of all leases and other agreements relating to property described in Schedule 5.2(v) (including any and all amendments and other modifications to such leases and other agreements) all of which are valid and binding, and the Corporations are not in material default under any such leases or agreements. Except as set forth in Schedule 5.2(v), all material properties listed therein are generally in good operating condition and repair (ordinary wear and tear excepted), are performing satisfactorily, and are available for immediate use in the conduct of the businesses and operations of the Corporations. All such tangible personal property is in compliance in all material respects with all applicable statutes, ordinances, rules and regulations. The properties listed in Schedule 5.2(v) include substantially all such properties necessary to conduct the business and operations of the Corporation as now conducted.

                   (w) Real Property. Schedule 5.2(w) contains a list of all real property currently owned or leased by the Corporations and used or useful in the conduct of the business operations of the Corporations. Except as set forth in Schedule 5.2(w), the Corporations have good and marketable fee simple title, insurable at standard rates, to all of their respective real property listed as owned in Schedule 5.2(w) free and clear of all liens, mortgages, pledges, covenants, easements, restrictions, leases, charges and other claims and encumbrances of any nature whatsoever, and without reservation or exclusion of any mineral, timber or other rights or interests, except liens for real estate taxes, assessments, charges, or other governmental levies not yet due and payable and except for easements, rights of way, and restrictions of record. The Corporations have delivered to the Target and the Controlling Stockholders copies of all leases listed in Schedule 5.2(w) (including any and all amendments and other modifications of such leases), which leases are valid and binding. The Corporations are not in material default under any such leases. All property listed in Schedule 5.2(w) (including improvements thereon) is in satisfactory condition and repair consistent with its present use and is available for immediate use in the conduct of the businesses of the Corporations. Except as set forth in Schedule 5.2(w), none of the property listed in Schedule 5.2(w) or subject to leases listed in Schedule 5.2(w) violates in any material respect any applicable building or zoning code or regulation of any governmental authority having jurisdiction. The property and leases described in Schedule 5.2(w) include all such property or property interests necessary to conduct the businesses and operations of the Corporations as they are presently conducted.

                   (x) Personnel. Schedule 5.2(x) sets forth a true and complete list of:

                            (A) The names,  title and  current  salaries  of all
officers of the Corporations;

                            (B) The names of all directors of the Corporations;

                            (C) The wage rates (or ranges,  if  applicable)  for
each class of exempt and nonexempt, salaried and hourly employees of the Corporations;

                            (D)  All  scheduled  or  contemplated  increases  in
compensation or bonuses; and

                            (E)   All   scheduled   or   contemplated   employee
promotions.

                   (y) Intellectual Property. The Corporations (i) own or have the right to use, free and clear of all liens, charges, claims and restrictions, those patents, trademarks, service marks, trade names, copyrights, licenses and other intellectual property rights necessary for the operation of their respective businesses now conducted or presently proposed to be conducted, and
(ii) to their knowledge, and except for the payments required in connection with those patents, trademarks, service marks, trade names, copyrights, licenses and other intellectual property rights listed on Schedule 5.2(y), are not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of their respective business or otherwise. To the knowledge of the Corporations, the Corporations have not infringed upon nor is it infringing upon any patent, trademark, service mark, trade name, copyright or other intellectual property of any third party. The Corporations are not aware of any violation by a third party of any of the Corporations' patents, licenses, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights.

                   (z) Environmental Issues.

                            (A)  Except as set  forth in  Schedule  5.2(z),  the
Corporations are in compliance with all Environmental Laws and the Corporation has obtained all permits required under the Environmental Laws in connection with the construction, ownership and operation of its business. The Corporations have not received, nor are they aware of, any notice of any past, present or anticipated future events, conditions, activities, investigations, plans, studies or proposals which (i) would interfere with or prevent compliance by Corporation with any Environmental Law, or (b) may give rise to any common law or statutory liability, or otherwise form the basis of a claim, action, suit, proceeding, investigation or hearing, involving the Corporations and related in any way to Hazardous Substances or Environmental Laws.

                            (B)  Except  as set  forth on  Schedule  5.2(z),  no
Hazardous Substance has been disposed of, spilled, leaked or otherwise released on, in, under, or from, or otherwise come to be located in the soil or water on or under, the real property owned, leased or otherwise occupied by the

Corporations, now or in the past. Except as set forth in Schedule 5.2(z), all wastes generated in connection with the Corporation are and have been transported to and disposed of at an authorized waste disposal facility in compliance with all Environmental Laws. Except as set forth in Schedule 5.2(z), none of the Corporations' real or personal properties have incorporated into them any lead-based paint, urea formaldehyde foam insulation, asbestos, polychlorinated biphenyls or any other Hazardous Substance that is prohibited, restricted or regulated when present in buildings, structures, fixtures or equipment. Except as set forth in Schedule 5.2(z), the Corporations are not liable under any Environmental Law for remedial, removal, investigation or other response costs, natural resources damages or other claims arising out of the release or threatened release of any Hazardous Substance at any real property owned, leased or otherwise occupied by the Corporations or at any other real property site, now or in the past, and no basis exists for any such liability.

                            (C) Except as set forth in  Schedule  5.2(z),  there
are no underground storage tanks (in or out of service) on any real property owned, leased or otherwise occupied by the Corporations.

                            (D)  Except as set  forth on  Schedule  5.2(z),  the
Corporations have disclosed and made available to the Target true, correct and complete copies or results of any and all studies, reports, monitoring, tests, analysis, correspondence with governmental agencies or other documents in its possession or initiated by the Corporations or otherwise known to the Corporations and pertaining to the existence or Hazardous Substances, to compliance with Environmental Laws or to any other environmental concern relating to the Corporations.

                            (E) For purposes of this  Agreement,  "Environmental
Laws" shall mean any federal, state or local statute, ordinance or regulation pertaining to the protection of human health or the environment and any applicable orders, decrees, permits, judgments, licenses or other authorizations or mandates under such statutes, ordinances or regulations.

                            (F)  For  purposes  of  this  Agreement,  "Hazardous
Substance" shall mean any toxic, infectious, hazardous or radioactive substance, pollutant, contaminant, material or waste as defined, listed or regulated under any Environmental Law.

                   (aa) ERISA and Related Matters Schedule 5.2(aa) sets forth a description of all "Employee Welfare Benefit Plans" and "Employee Pension Benefit Plans" (as defined in ss.ss. 3(1) and 3(2), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) existing on the date hereof that are or have been maintained or contributed to by the Corporation. Except as listed on Schedule 5.2(aa), neither of the Corporations maintains any retirement or deferred compensation plan, savings, incentive, stock option or stock purchase plan, unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program or any other fringe benefit arrangement for any employee, consultant or agent of either of the Corporations, whether pursuant to contract, arrangement, custom or informal understanding, which does not constitute an "Employee Benefit Plan" (as defined in ss. 3(3) of ERISA), for which the Corporations may have any ongoing material liability after Closing. The Corporations do not maintain nor have they ever contributed to any Multiemployer Plan as defined by ss. 3(37) of ERISA. The Corporations do not currently maintain any Employee Pension Benefit

Plan subject to Title IV of ERISA. There have been no "prohibited transactions" (as described in ss. 406 of ERISA or ss. 4975 of the Code) with respect to any Employee Pension Benefit Plan or Employee Welfare Benefit Plan maintained by the Corporations as to which the Corporations have been party a party. As to any employee pension benefit plan listed on Schedule 5.2(aa) and subject to Title IV of ERISA, there have been no reportable events (as such term is defined in ss. 4043 of ERISA).

                   (bb) Operating Rights. The Corporations have all operating authority, licenses, franchises, permits, certificates, consents, rights and privileges (collectively "Licenses") as are necessary or appropriate to the operation of its business as now conducted and as proposed to be conducted and which the failure to possess would have a material adverse effect on the assets, operations or financial condition of the Corporations. Such Licenses are in full force and effect, no violations have been or are expected to have been recorded in respect of any such licenses, and no proceeding is pending, or threatened that could result in the revocation or limitation of any such licenses. The Corporations have conducted their respective businesses so as to comply in all material respects with all such Licenses.

                   (cc) Transactions with Affiliates. Except for (i) regular salary payments and fringe benefits under an individual's compensation package with either of the Corporations, and (ii) certain loans that have been made by either of the Corporation to certain key employees as described on Schedule 5.2(cc), none of the officers, employees, directors or other affiliates of the Corporations, or members of their families is a party to any agreements, understandings or proposed transactions with the Corporations. The Corporations have not guaranteed or assumed any obligations of the Corporations' officers, directors or employees.

                   (dd) Minute Books. The minute books of the Corporations contain a complete summary of all meetings of directors and shareholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

         Section 5.3 Representations and Warranties of Target. Target and Controlling Shareholders jointly and severally represent and warrant to each of Parent and Subsidiary, as of the date hereof and at the Effective Time, as follows:

                   (a) Organization; Power. The Target is a corporation duly incorporated and validly existing under the laws of the State of Nevada, and has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

                   (b) Capital Stock and Related Matters. The authorized capital stock of the Target consists of 50,000 Shares having a par value of $1.00 each, Two Hundred Fifty (250) of which are issued and outstanding, and no other shares, common or otherwise, of the Parent are issued and outstanding. Target does not have outstanding and has not agreed, orally or in writing, to issue any shares or securities convertible or exchangeable for any shares, nor does it have outstanding nor has it agreed, orally or in writing, to issue any options or rights to purchase or otherwise acquire their shares. Target is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its shares. Target has not violated any applicable securities laws or regulations in connection with the offer or sale of its securities other than violations that have been, or will before the Closing have been, corrected by post-issuance filings. All of the outstanding shares of Target's capital stock are validly issued, fully paid and nonassessable. At the Effective Time Parent will have, good and marketable title to the Target Shares, free and clear of all security interests, liens, encumbrances or other restrictions or claims, subject only to restrictions as to marketability imposed by securities laws.

                   (c) Authorization. The execution, delivery and performance by the Target and all other agreements contemplated hereby to which the Target is a party have been duly and validly authorized by all necessary corporate action of the Target, and this Agreement and each such other agreement, when executed and delivered by the parties thereto, will constitute the legal, valid and binding obligation of the Target enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and similar statutes affecting creditors' rights generally and judicial limits on equitable remedies.

                   (d) Governmental Authorities. Except as set forth in Schedule 5.3(d), (i) neither Target nor the Controlling Stockholders are required to submit any notice, report or other filing with any governmental or regulatory authority in connection with the execution and delivery by them of this Agreement and the consummation of the purchase and (ii) no consent, approval or authorization of any governmental or regulatory authority is required to be obtained by the Target, or any affiliate, or either of the Controlling Stockholders in connection with their execution, delivery and performance of this Agreement and the consummation of this merger.

                   (e) No Conflict with Other Instruments or Agreements. Except as set forth on Schedule 5.3(e), the execution, delivery and performance by the Target or the Controlling Stockholders of this Agreement and all other agreements contemplated hereby to which they are a party will not result in a breach or violation of, or constitute a default under, Target's Articles of Incorporation or Bylaws or any material agreement to which the Target or either of the Controlling Stockholders are a party or by which any of them are bound.

                   (f) Conduct of Business;  Liabilities. Except as set forth in
Schedule 5.3(f), Target is not in default under, and no condition exists that with notice or lapse of time would constitute a default of Target under (i) any mortgage, loan agreement, evidence of indebtedness or other instrument evidencing borrowed money to which Target is a party or by which Target or the properties of Target is bound or (ii) any judgment, order or injunction of any court, arbitrator or governmental agency that would reasonably be expected to affect materially and adversely the business, financial condition or results of operations of Target taken as a whole.

                   (g) No Brokers or Finders. Except as set forth in Schedule 5.3(g), there are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Target.

                   (h) Absence of Certain Changes. Except as contemplated or permitted by this Agreement or as described in Schedule 5.3(h), since the Statement Date there has not been:

                            (A) Any  material  adverse  change in the  business,
financial condition, operations or assets of Target;

                            (B) Any damage, destruction or loss, whether covered
by insurance or not materially adversely affecting the properties or business of Target;

                            (C) Any sale or transfer  by Target of any  tangible
or intangible asset other than in the ordinary course of business, any mortgage or pledge or the creation of any security interest, lien or encumbrance on any such asset, or any lease of property, including equipment, other than tax liens with respect to taxes not yet due and contract rights of customers in inventory;

                            (D) Any  declaration,  setting aside or payment of a
distribution in respect of or the redemption or other repurchase by Target of any stock of Target;

                            (E) Any  material  transaction  not in the  ordinary
course of businesses of Target;

                            (F) The  lapse of any  material  trademark,  assumed
name, trade name, service mark, copyright or license or any application with respect to the foregoing;

                            (G) The grant of any increase in the compensation of
officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan) other than customary increases on a periodic basis or required by agreement or understanding in the ordinary course of business and in accordance with past practice;

                            (H) The  discharge or  satisfaction  of any material
lien or encumbrance or the payment of any material liability other than current liabilities in the ordinary course of business;

                            (I) The  making of any  material  loan,  advance  or
guaranty to or for the benefit of any person except the creation of accounts receivable in the ordinary course of business; or

                            (J) An agreement to do any of the foregoing.

                   (i) No Undisclosed Liabilities. Except for (i) liabilities and obligations incurred in the ordinary course of business since November 1, 2004 ("Statement Date"), and (ii) liabilities or obligations described in
Schedule 5.3(i), neither Target nor any of the property of Target is subject to any material liability or obligation that was required to be included or adequately reserved against in the 2004 Target Balance Sheet or described in the notes thereto and was not so included, reserved against or described.

                   (j) Investment Representations

                            (A) The  Controlling  Stockholders  are  "accredited
investors" as defined by the SEC's Rule 501(a), and they have substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Parent so that they are capable of evaluating the merits and risks of the investment in the Parent and has the capacity to protect their own interests.

                            (B)  Controlling   Stockholders  are  acquiring  the
Parent's Shares for investment for their own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Controlling Stockholders understand that the Parent Shares to be acquired in the merger have not been, and will not be, registered under the Securities Act or the securities laws of any state by reason of a specific exemption from the registration provisions of the Securities Act and the applicable state securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. Controlling Stockholders are acquiring the Shares without expectation, desire or need for resale and not with the view toward distribution, resale, subdivision or fractionalization of the Shares.

                            (C)  During the  course of the  negotiation  of this
Agreement, the Controlling Stockholders have had an opportunity to discuss the Parent's business, management and financial affairs with the Parent's management and the opportunity to review the Parent's financial statements, books and records, facilities and business plan. The Controlling Stockholders have also had an opportunity to ask questions of officers of the Parent, which questions were answered to their satisfaction.

                            (D)   Target   and  the   Controlling   Stockholders
understand that the Parent Shares to be acquired in the merger have not been registered under Securities Act of 1933 ("1933 Act") or under any state securities law.

                            (E) The Controlling Stockholders understand that the
Parent Shares cannot be resold in a transaction to which the 1933 Act and state securities laws apply unless (i) subsequently registered under the 1933 Act and applicable state securities laws or (ii) exemptions from such registrations are available. The Controlling Stockholders are aware of the provisions of Rule 144 promulgated under the 1933 Act which permit limited resale of shares purchased in a private transaction subject to the satisfaction of certain conditions.

                            (F) The Controlling Stockholders understand that the
certificates for the Parent Shares will bear the following legend:

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE CORPORATION WILL NOT TRANSFER THIS CERTIFICATE UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING THE SHARES REPRESENTED BY THIS CERTIFICATE UNDER THE SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS, (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

                   (k) Minute Books. The minute books of Target contain a complete summary of all meetings of directors and shareholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

                   (l) Financial Statements. The unaudited balance sheet of Arvilla Oilfield Services, LLC, a West Virginia limited liability company ("AOS"), as of September 30, 2004, in the form attached to this Agreement as
Exhibit 5.3(l)(A), (the "2004 AOS Balance Sheet"), fairly presents the financial position of Target as at September 30, 2004, and has been prepared in accordance with generally accepted accounting principles, consistently applied. Except as contemplated by or permitted under this Agreement, there are no adjustments that would be required on review of the 2004 AOS Balance Sheet that would, individually or in the aggregate, have a material negative effect upon Target's reported financial condition.

                   (m) No Undisclosed Liabilities. Except for (i) liabilities and obligations incurred in the ordinary course of business since September 30, 2004 ("Statement Date"), and (ii) liabilities or obligations described in
Schedule 5.3(m), neither Target nor any of the property of Target is subject to any material liability or obligation that was required to be included or adequately reserved against in the 2004 Target Balance Sheet and was not so included, reserved against or described.

                   (n)  Title  and  Related  Matters.  Except  as set  forth  in
Schedule 5.3(n), Target has good and marketable title to all of its properties, real and personal, and other assets included in the 2004 Balance Sheet (except properties and assets sold or otherwise disposed of subsequent to the Statement Date in the ordinary course of business or as contemplated in this Agreement), free and clear of all security interests, mortgages, liens, pledges, charges, claims or encumbrances of any kind or character, except (i) statutory liens for property taxes not yet delinquent or payable subsequent to the date of this Agreement and statutory or common law liens securing the payment or performance of any obligation of Target, the payment or performance of which is not delinquent, or that is payable without interest or penalty subsequent to the date on which this representation is given, or the validity of which is being contested in good faith by Target; (ii) the rights of customers of Target, or its subsidiaries, with respect to inventory under orders or contracts entered into by Target, or its subsidiaries, in the ordinary course of business; (iii) claims, easements, liens and other encumbrances of record pursuant to filings under real property recording statutes; and (iv) as described in the 2004 Target Balance Sheet.

                   (o) Disclosure. All matters required to be disclosed by Target or the Controlling Stockholders hereunder shall be made to Parent in writing no later than thirty (30) days prior to the Closing Date (the "Target and Controlling Stockholders' Disclosure Schedule"). This Agreement, with the Exhibits hereto, when taken as a whole, do not contain any untrue statement of a material fact concerning Target or the Controlling Stockholders or omit to state a material fact necessary in order to make the statements concerning them contained herein not misleading in light of the circumstances under which they were made.

                   (p) Litigation. Except as set forth on Schedule 5.3(p), there are no actions, suits, proceedings or investigations pending against the Target, or its properties, or either of the Controlling Stockholders before any court or governmental agency (nor, to their knowledge, is there any threat thereof) which would impair in any way their ability to enter into and fully perform their commitments and obligations under this Agreement or the transactions contemplated hereby.

                   (q) Compliance with Other Instruments. The execution, delivery and performance of and compliance with this Agreement, and the issuance of shares will not result in any material violation of, or conflict with, or constitute a material default under, Target's articles of incorporation or bylaws or any of its material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of the Target or the Target's Shares.

                   (r) No Brokers or Finders. Neither Target nor the Controlling Stockholders have, nor will they, incur, directly or indirectly, as a result of any action taken by them, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

                   (s) With respect to Taxes (as defined below):

                            (A) Target and each subsidiary has filed, within the
time and in the manner prescribed by law, all returns, declarations, reports, estimates, information returns and statements ("Returns") required to be filed under federal, state, local or any foreign laws by Target or such subsidiary, and all such Returns are true, correct and complete in all material respects.

                            (B)  Except as set forth on  Schedule  5.3(s)(B)  of
Target Disclosure Schedule, Target and each subsidiary has within the time and in the manner prescribed by law, paid (and until the Effective Time will, within the time and in the manner prescribed by law, pay) all Taxes (as defined below) that are due and payable.

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

                            (C) Target and each subsidiary has established  (and
until the Effective Time will establish) on its respective books and records reserves (to be specifically designated as an increase to current liabilities) that are adequate for the payment of all Taxes not yet due and payable.

                            (D) There are no liens for Taxes  upon the assets of
Target or any subsidiary except liens for Taxes not yet due.

                            (E) Neither Target nor any subsidiary has filed (and
will not file prior to the Effective Time) any consent agreement under Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of the subsection (f) assets (as such term is defined in Section 341(f)(4) of the Code) owned by Target or any subsidiary.

                            (F)  Except as set forth in  Schedule  5.3(s)(F)  of
Target Disclosure Schedule (which shall set forth the type of return, date filed, and date of expiration of the statute of limitations), no deficiency for any Taxes has been proposed, asserted or assessed against Target or any of its subsidiaries which has not been resolved and paid in full.

                            (G) There are no  outstanding  waivers or comparable
consents regarding the application of the statute of limitations with respect to any Taxes or Returns that have been given by Target or any of its subsidiaries.

                            (H)  Except as set forth on  Schedule  5.3(s)(I)  of
Target Disclosure Schedule (which shall set forth the nature of the proceedings, the type of return, the deficiencies proposed or assessed and the amount thereof, and the taxable year in question), no federal, state, local or foreign audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Returns.

                            (I)  Target  is not a party  to any  tax-sharing  or
allocation agreement, nor does Target owe any amount under any tax-sharing or allocation agreement.

                            (J) Each of Target and its subsidiaries has complied
(and until the Effective Time will comply) in all respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441 or 1442 of the Code or similar provisions under any foreign laws) and have, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper governmental authorities all amounts required to be so withheld and paid over under all applicable laws.

                            (K) None of  Target  and its  subsidiaries  has ever
been (or has any liability for unpaid Taxes because it once was) a member of an "affiliated group" within the meaning of Section 1502 of the Code during any part of any consolidated return year within any part of which year any corporation other than Target or its current subsidiaries was also a member of such affiliated group.

                            (L) For purposes of this  Agreement,  "Taxes"  shall
mean all taxes, charges, fees, levies or other assessments of whatever kind or nature, including, without limitation, all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, estimated, severance, stamp, occupancy or property taxes, customs duties, fees, assessments or charges of any kind whatsoever (together with any interest and any penalties, additions to tax or additional amounts) imposed by any taxing authority (domestic or foreign) upon or payable by Target or any subsidiary.

                   (t) Power of Attorney. Except as set forth in Schedule 5.3(t), no material power of attorney or similar authorization given by Target is presently in effect.

                   (u) Agreements and Commitments. Schedule 5.3(u) contains a complete and accurate list of each agreement, contract, instrument and commitment (including license agreements) to which Target is a party that provides for payments in excess of $10,000 per year or whose term is in excess of one year and is not cancelable upon 30 or fewer days' notice without any liability, penalty or premium, other than a nominal cancellation fee or charge ("Third Party Agreements"). Except as otherwise set forth in Schedule 5.3(u), Target is not in material default under any Third Party Agreements, nor does there exist any event that, with notice or the passage of time or both, would constitute a material default or event of default by Target under any Third Party Agreements.

                   (v) Operating Rights. Target has all operating authority, licenses, franchises, permits, certificates, consents, rights and privileges (collectively "Licenses") as are necessary or appropriate to the operation of its business as now conducted and as proposed to be conducted and which the failure to possess would have a material adverse effect on the assets, operations or financial condition of Target. Such Licenses are in full force and effect, no violations have been or are expected to have been recorded in respect of any such licenses, and no proceeding is pending, or threatened that could result in the revocation or limitation of any such licenses. Target has conducted their respective businesses so as to comply in all material respects with all such Licenses.

                                   ARTICLE VI

                                    COVENANTS

         Section 6.1 Conduct of Business of Parties Pending the Merger. Target agrees that from the date hereof and prior to the Effective Time or earlier termination of this Agreement:

                   (a) Target, Parent and Subsidiary shall provide each other, their counsel, accountants, designated employees and other representatives with all information relating to their respective businesses deemed necessary by them and their aforesaid representatives.

                   (b) Except as agreed in writing by the other parties, neither Parent, Subsidiary nor Target shall:

                            (A) make, declare,  pay or set aside for payment any
extraordinary dividend;

                            (B) issue any stock,  whether  common,  preferred or
otherwise, in addition to the shares issued and outstanding as of the date of this Agreement, and as set forth on Schedule 6.1(b)(B) of Target's Disclosure Schedule; or

                            (C) incur any indebtedness for borrowed money except
in the ordinary course of business.

                   (c) Target, Parent and Subsidiary shall conduct their respective businesses in the ordinary course of business consistent with past practice and in material conformity with all applicable laws, rules and regulations. They shall use reasonable efforts to maintain satisfactory relations with valuable licensors, suppliers, distributors, customers and others having business relationships with them.

         Section 6.2 Financial Statements. Until the Closing Target shall furnish an unaudited monthly balance sheet and income statement to Parent.

         Section 6.3 Approval of Shareholders or Directors.

                   (a) Target shall (a) cause a meeting of its shareholders to be duly called and held in accordance with the laws of the State of Nevada, applicable federal and state securities laws and Target's Articles of Incorporation and Bylaws as soon as practicable for the purpose of voting on the adoption and approval of this Agreement, and the Merger (the "Proposal"), (b) recommend to its shareholders approval of the Proposal (except to the extent that the board of directors of Target determines, after receiving the written advice of counsel, that such act is not permitted by such board of directors in the discharge of their fiduciary duties to Target), (c) use its best efforts to obtain the necessary approval of its shareholders, (d) take all action required under the NGCL with respect to the holders of Target Dissenting Shares, and (e) in cooperation with Parent mail to shareholders a transmittal letter in form and substance reasonably satisfactory to Parent to be used by such shareholders in forwarding their certificates for surrender and exchange. Except with the prior written consent of Parent, neither Target nor Controlling Shareholders shall distribute any materials to Target's Shareholders in connection with the Proposal other than the Proxy Statement.

                   (b) Parent shall (a) cause a meeting of its Board of Directors to be duly called and held in accordance with the laws of the State of Nevada, applicable federal and state securities laws and Parent's Articles of Incorporation and Bylaws as soon as practicable for the purpose of voting on the adoption and approval of this Agreement, and the Merger (the "Proposal"), (b) obtain the written consent of a majority of its shareholders for the approval of a reverse stock split of its issued and outstanding shares of common stock on a one share for 150 shares basis, to be effective immediately prior to the Effective Time and to cause to be prepared and filed with the State of Nevada an amendment to its Articles of Incorporation reflecting the reverse stock split, after receiving the written advice of counsel, that such acts by the Parent Board of Directors is authorized by Nevada law, (c) as soon as practical after the date of this Agreement cause to be prepared, filed with the SEC and mailed to its stockholders an information statement pursuant to Section 14(c) of the Securities Exchange Act of 1934 and Regulation 14C thereunder (the "Information Statement"), concerning action taken by written consent, (d) in cooperation with Target mail to shareholders a transmittal letter in form and substance reasonably satisfactory to Target to be used by such shareholders in forwarding their certificates for surrender and exchange. Except with the prior written consent of Target, neither Parent nor Subsidiary shall distribute any materials to Parent's Shareholders in connection with the Proposal other than the Proxy Statement.

         Section 6.4   Securities Law Compliance.

                   (a) Parent shall promptly prepare and file the Information Statement. Parent will use its best efforts to cause the Information Statement to become effective as soon as practicable.

                   (b) Parent will take any action required to be taken under applicable state securities laws and Parent will also take action to secure all necessary exemptions or clearances under all state securities laws applicable to
(i) the Merger, and (ii) the issuance of Parent Common Stock pursuant thereto.

                   (c) Parent will promptly deliver to Target copies of any filings made by Parent or Subsidiary pursuant to this Section 6.4.

         Section 6.5 Third Party Consents. Each party to this Agreement shall use its best efforts to obtain, as soon as reasonably practicable, all permits, authorizations, consents, waivers and approvals from third parties or governmental authorities necessary to consummate this Agreement and the transactions contemplated hereby or thereby, including, without limitation, any permits, authorizations, consents, waivers and approvals required in connection with the Merger.

         Section 6.6 Conversion of Certain Debt of Parent. Prior to the Effective Date of the Merger, all debt or other obligations owed by which are set forth on Schedule 6.6 attached hereto and made a part hereof, whether secured or otherwise, shall be converted into the capital common stock of Parent. It is the intention of the parties and the principals set forth on
Schedule 6.6 that the debts owed by Parents to said principals and certain other debts are to be converted.

         Section 6.7 Election to Board of Directors of Parent. Immediately prior to the Effective Date of the Merger, the parties hereto shall cause Clarence E. Smith and Rebecca L. Smith to be elected to the Board of Directors of Parent. As long as Arvilla or AOS shall remain affiliated with or under the control of Parent, directly or indirectly, the Controlling Stockholders, their heirs, successors or assigns shall have the right to nominate, appoint and elect two
(2) individuals to the Board of Directors of Parent.

         Section 6.8 Amendment of Parent Bylaws. Prior to the Effective Date of the Merger, Parent shall cause its Bylaws to be amended so that any of the following actions will require the affirmative vote of eighty percent (80%) of its Board of Directors:

                   (a)  Amendment  of  Parent's  Articles  of  Incorporation  or
Bylaws;

                   (b) Any merger or consolidation involving Parent or any of its affiliated entities;

                   (c) The issuance of or any offer to issue any voting or, non-voting preferred or common stock of Parent or any of its affiliated corporations, or any interest in any of its affiliated non-corporate entities;

                   (d) The sale, exchange or transfer of substantially all of the assets of Parent or any of its affiliated entities, whether for or in the absence of adequate consideration;

                   (e) The sale, exchange or transfer, directly or indirectly, of any interest in Target or Arvilla Oilfield Services, LLC, ("Arvilla") whether for or in the absence of adequate consideration; or

                   (f) The borrowing, incurrence of debt, or expenditure of more than $25,000;

                   (g) Any other act or action by or of the Board of Directors of Parent which is not in the regular, ordinary course of business.

         Section 6.9 Right of First Refusal to Reacquire Arvilla. Clarence E. and Rebecca L. Smith, or their personal representatives, shall have the a right of first refusal to reacquire Arvilla, at its fair market value as determined by independent appraisal or at the same price and upon the same terms and conditions as those set forth in a written offer of a third-party, in the event the Board of Directors of Parent, or any affiliated entity decides to dispose of Arvilla, whether directly or indirectly.

         Section 6.10 Maintenance of Separate Status. The separate legal status of Arvilla and Target shall be maintained, and the assets and business operations of Arvilla shall remain a part of Arvilla.

         Section 6.11 No Inconsistent Action. Neither Target, Parent or Subsidiary will not take any other action inconsistent with their obligations under this Agreement or that could hinder or delay the consummation of the transactions contemplated by this Agreement.

         Section 6.12 Tax Liability. In the event the Controlling Stockholders shall become liable for any tax liability that may arise as a result of the transactions contemplated by this Agreement or the results of operations of Target and its single member limited liability company, AOS, Target and AOS shall be jointly and severally responsible for payment of any such taxes.


                                   ARTICLE VII

                              CONDITIONS TO CLOSING

         Section 7.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment of all of the following conditions precedent at or prior to the Effective Time:

                   (a) This Agreement and Plan of Reorganization shall have been duly approved by the requisite vote of the stockholders or Boards of Directors of Parent, Subsidiary and Target. (b) All regulatory approvals required to consummate the transactions contemplated hereby shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired and no such approvals shall contain any conditions, restrictions or requirements which the Boards of Directors of Parent, Subsidiary or Target reasonably determine in good faith would either before or after the Effective Time have a Material Adverse Effect on Parent, Subsidiary or Target. (c) No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and prohibits consummation of the transactions contemplated by this Agreement. (d) The Information Statement shall have become effective under the Securities Act and no objections to the Information Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC. (e) All permits and other authorizations under state securities laws necessary to consummate the transactions contemplated hereby and to issue the shares of Parent Common Stock to be issued in the Merger shall have been received and be in full force and effect. (f) No injunction or other or decree by any Federal, state or foreign court which prevents the consummation of Merger shall have been issued or be in force at the Effective Time of the Merger.

                   (g) No statute or regulation enacted which would prevent consummation of Merger shall have been issued or be in force at the Effective Time of the Merger.

                   (h)  All   governmental  and  other  consents  and  approvals
required for Merger shall have been obtained.

         Section 7.2 Conditions to Obligations of Target to Effect the Merger. The obligation of Target to effect the Merger is subject to fulfillment of all of the following conditions precedent at or prior to the Effective Time:

                   (a) The representations and warranties of Parent and Subsidiary set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Date as though made on and as of the Effective Date (except that representations and warranties that by their terms speak as of the date of this Agreement or some other date shall be true and correct as of such date) and Target shall have received certificates, dated the Effective Date, signed on behalf of Parent and Subsidiary by the Presidents and Treasurers of Parent and Subsidiary, respectively, to such effect.

                   (b) Parent and Subsidiary shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and Target shall have received a certificate, dated the Effective Date, signed on behalf of Parent and Subsidiary by the Presidents and Treasurers of Parent and Subsidiary, respectively, to such effect.

                   (c) Target shall have received an opinion of Bowles Rice McDavid Graff & Love, LLP, general counsel to Target, dated the Effective Date, to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, (i) the Merger constitutes a "reorganization" within the meaning of Section 368 of the Code and (ii) no gain or loss will be recognized by stockholders of Target who receive shares of Parent Common Stock in exchange for shares of Target Common Stock, except that gain or loss may be recognized as to cash received as Merger Consideration and cash received in lieu of fractional share interests. In rendering its opinion, Bowles Rice McDavid Graff & Love, LLP may require and rely upon representations contained in letters from Target and others.

         Section 7.3 Conditions to Obligations of Parent and Subsidiary to Effect the Merger. The obligations of Parent and Subsidiary to effect the Merger are subject to the fulfillment of all of the following conditions precedent at or prior to the Effective Time:

                   (a) The representations and warranties of Target set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Date as though made on and as of the Effective Date (except that representations and warranties that by their terms speak as of the date of this Agreement or some other date shall be true and correct as of such date), and Parent and Subsidiary shall have received a certificate, dated the Effective Date, signed on behalf of Target by the President and Treasurer of Target to such effect.

                   (b) Target shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and Parent and Subsidiary shall have received a certificate, dated the Effective Date, signed on behalf of Target by the President and Treasurer of Target to such effect.






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                                  ARTICLE VIII

                                 INDEMNIFICATION

         Section 8.1 General Indemnification Covenants.

                   (a) Subject to the  provisions  of Section  8.3,  Controlling
Shareholders shall indemnify, save and keep Parent and its affiliates, successors and permitted assigns (including Subsidiary and Target) (the "Parent Indemnitees"), harmless against and from all liability, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses, including reasonable attorneys' fees, disbursements and expenses (collectively, "Damages"), sustained or incurred by any of the Parent Indemnitees as a result of, arising out of or by virtue of any misrepresentation, breach of any warranty or representation, or non-fulfillment of any agreement or covenant on the part of Target or Controlling Shareholders, whether contained in this Agreement or any exhibit or schedule hereto to thereto or any written statement or certificate furnished or to be furnished to Parent or Subsidiary pursuant hereto or in any closing document delivered by Target or Controlling Shareholders to Parent or Subsidiary in connection herewith.

                   (b)  Subject to the  provisions  of Section  8.3,  Parent and
Subsidiary shall indemnify, save and keep Controlling Stockholders (the "Indemnitees"), harmless against and from all liability, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses, including reasonable attorneys' fees, disbursements and expenses (collectively, "Damages"): (A) sustained or incurred by any of the Indemnitees as a result of, arising out of or by virtue of any misrepresentation, breach of any warranty or representation, or non-fulfillment of any agreement or covenant on the part of Parent or Subsidiary, whether contained in this Agreement or any exhibit or schedule hereto to thereto or any written statement or certificate furnished or to be furnished to Target or Controlling Stockholders pursuant hereto or in any closing document delivered by Parent or Subsidiary to Target or Controlling Stockholders in connection herewith; or (B) sustained or incurred by Target or Controlling Stockholders by reason of the failure of the transactions contemplated by this Agreement to satisfy the requirements of the Internal Revenue Code of 1986, or the
regulations   thereunder,   qualifying   said   transactions   as   a   tax-free
reorganization.

         Section 8.2 Tax Return Preparation and Filing. Controlling Stockholders shall prepare and file any Return of Target and its subsidiaries which is required to be filed after the Effective Time and which relates to any period (or portion thereof) up to and including the Effective Time.

         Section 8.3 Conditions of Indemnification Pursuant to Section 8.1.

                   (a) Promptly following the receipt by a Parent Indemnitee or an Indemnitee of notice of a demand, claim, action, assessment or proceeding made or brought by a third party, including a governmental agency (a "Third Party Claim"), the Parent Indemnitee or Indemnitee receiving the notice of the Third Party Claim (i) shall notify the other parties to this Agreement of its existence, setting forth the facts and circumstances of which such Parent Indemnitee or Indemnitee has received notice, and (ii) if the Parent Indemnitee or Indemnitee giving such notice is a person entitled to indemnification under this Article VIII (an "Indemnified Party"), specifying the basis hereunder upon which the Indemnified Party's claim for indemnification is asserted.

                   (b) The Indemnified Party shall, upon reasonable notice by the party having an indemnification obligation under this Article VIII (the "Indemnifying Party"), tender the defense of a Third Party Claim to the Indemnifying Party. If the Indemnifying Party accepts responsibility for the defense of a Third Party Claim, then Indemnifying Party shall have the exclusive right to contest, defend and litigate the Third Party Claim and shall have the exclusive right, in its discretion exercised in good faith and upon the advice of counsel, to settle any such matter, either before or after the initiation of litigation, at such time and upon such terms as it deems fair and reasonable, provided that at least ten (10) days prior to any such settlement, it shall give written notice of its intention to settle to the Indemnified Party. The Indemnified Party shall have the right to be represented by counsel at its own expense in any defense conducted by Indemnifying Party.

                   (c) Notwithstanding the foregoing, in connection with any settlement negotiated by Indemnifying Party, no Indemnified Party shall be required to (x) enter into any settlement (A) that does not include the delivery by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect of such claim or litigation, (B) if the Indemnified Party shall, in writing to Indemnifying Party within the ten (10) day period prior to such proposed settlement, disapprove of such settlement proposal and desire to have Indemnifying Party tender the defense of such matter back to the
Indemnified Party, or (C) that requires an Indemnified Party to take any affirmative actions as a condition of such settlement, of (y) consent to the entry of any judgment that does not include a full dismissal of the litigation or proceeding against the Indemnified Party with prejudice; provided, however, that should the Indemnified Party disapprove of a settlement proposal pursuant to Clause (B) above, the Indemnified Party shall thereafter have all of the responsibility for defending, contesting and settling such Third Party Claim but shall not be entitled to indemnification by Indemnifying Party to the extent that, upon final resolution of such Third Party Claim, Indemnifying Party's liability to the Indemnified Party but for this proviso exceeds what Indemnifying Party's liability to the Indemnified Party would have been if Indemnifying Party were permitted to settle such Third Party Claim in the absence of the Indemnified Party exercising its right under clause (B) above.

                   (d) If, in accordance  with the foregoing  provisions of this
Section 8.3, an Indemnified Party shall be entitled to indemnification against a Third Party Claim, and if Indemnifying Party shall fail to accept the defense of a Third Party Claim which has been tendered in accordance with this Section 8.3, the Indemnified Party shall have the right, without prejudice to its right of indemnification hereunder, in its discretion exercised in good faith and upon the advice of counsel, to contest, defend and litigate such Third Party Claim, and may settle such Third Party Claim, either before or after the initiation of litigation, at such time and upon such terms as the Indemnified Party deems fair and reasonable, provided that at least ten (10) days prior to any such settlement, written notice of its intention to settle is given to Indemnifying Party. If, pursuant to this Section 8.3, the Indemnified Party so defends or settles a Third Party Claim for which it is entitled to indemnification hereunder, as hereinabove provided, the Indemnified Party shall be reimbursed by Indemnifying Party for the reasonable attorneys' fees and other expenses of defending the Third Party Claim which are incurred from time to time, forthwith following the presentation to Indemnifying Party of itemized bills for said attorneys' fees and other expenses. No failure by Indemnifying Party to acknowledge in writing his indemnification obligations under this Article VIII shall relieve it of such obligations to the extent they exist.

         Section 8.4 Certain Information. Parent, Subsidiary, Controlling Shareholders and Target agree to furnish or cause to be furnished to each other (at reasonable times and at no charge) upon request as promptly as practicable such information (including access to books and records) pertinent to any of them and assistance relating to any of them as is reasonably necessary for the preparation, review and audit of financial statements, the preparation, review, audit and filing of any Tax Return, the preparation for any audit or the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment or assessment. Controlling Shareholders shall grant to Parent access to all Tax Returns filed with respect to Target or its subsidiaries


                                   ARTICLE IX

                        TERMINATION, AMENDMENT AND WAIVER

         Section 9.1  Termination.  This Agreement may be terminated at any time
prior  to  the  Effective  Time,   whether  before  or  after  approval  by  the
shareholders of Target:

                   (a) by mutual consent of Parent and Target; or

                   (b) by either Parent or Target if (i) the Merger shall not have been consummated on or before January 14, 2005 (the "Termination Date"),
(ii) the requisite vote of the Board of Directors of Parent to approve this Agreement and the transactions contemplated hereby and thereby shall not be obtained at the meetings, or any adjournments thereof, called therefore, (iii) any governmental or regulatory body, the consent of which is a condition to the obligations of Parent, Subsidiary and Target to consummate the transactions contemplated hereby, shall have determined not to grant its consent and all appeals of such determination shall have been taken and have been unsuccessful, or (iv) any court of competent jurisdiction in the United States or any State shall have issued an order, judgment or decree (other than a temporary restraining order) restraining, enjoining or otherwise prohibiting the Merger and such order, judgment or decree shall have become final and nonappealable.

         Section 9.2 Effect of Termination. In the event of termination of this Agreement by either Parent or Target, as provided in Section 9.1, this Agreement shall forthwith become void and there shall be no liability on the part of either Target, Parent, Subsidiary or their respective officers or directors (except as set forth in this Section 9.2). Nothing in this Section 9.2 shall relieve any party from liability for any breach of this Agreement.

         Section 9.3 Amendment. There shall be no material amendments to this Agreement after shareholder approval.

                   Section 9.4 Waiver. Any of the parties to this Agreement may waive breach of representations, warranties, covenants, conditions or documents of another party, provided, however, any such waiver shall be in writing.


                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.1 Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and agreements made by any party in this Agreement or pursuant hereto shall survive the Merger until two (2) years after the Effective Time, except for the representations, warranties, covenants and agreements contained in Sections 5.2(h), 5.2(n), 5.2(o), 5.2(z), 5.2(aa), 5.3(e), 5.3(g), 5.3(i), and 5.3(l) of this Agreement which shall survive the Merger until the expiration of the applicable statutes of limitations with respect to such matters, and the covenants and agreements of Sections 6.7, 6.9, 6.10, and 6.12 which shall survive indefinitely. All claims made by Parent by virtue of any such representations, warranties, covenants and agreements, and all claims made by Target except for the covenants and agreements of Sections 6.7, 6.9, 6.10 and 6.12 shall be made under, and subject to the limitations set forth in, Article VIII hereof. The parties acknowledge that ordinary damages for a breach of the covenants and agreements of Sections 6.7, 6.9, 6.10 and 6.12 are and will be inadequate, and, therefore, the parties agree that the Controlling Stockholders shall be entitled to specific performance and such other legal and equitable remedies as a court of competent jurisdiction may award.

         Section 10.2 Publicity. Neither party shall issue any press releases or engage in any other publicity before the Effective Time without the prior written consent of the other parties, except for the filing with the SEC of any notice or report that may be required by applicable regulations promulgated by the SEC.

         Section 10.3 Notice. All notices required or permitted to be given hereunder shall be in writing and shall be deemed given when delivered in person or sent by confirmed facsimile, or when received if given by Federal Express or other nationally recognized overnight courier service, or five (5) business days after being deposited in the United States mail, postage prepaid, registered or certified mail, addressed to the applicable party as follows:

                                     Trans Energy, Inc.
                                     210 Market Street
                                     P. O. Box 393
                                     St. Marys, West Virginia 26170

                                     Copy to:

                                     Leonard Neilson, Esq.
                                     8160 South Highland Drive, Suite 209
                                     Sandy, Utah  84903

                                     Arvilla, Inc.
                                     P. O. Box 432
                                     St. Marys, West Virginia 26170-0432

                                     Copy to:

                                     Richard A. Hudson, Esq.
                                     Bowles Rice McDavid Graff & Love, LLP
                                     P. O. Box 49
                                     Parkersburg, West Virginia 26102

         Section 10.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties and shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. The parties and their respective affiliates make no representations or warranties to each other, except as contained in this Agreement, and any and all prior representations and statements made by any party or its representatives, whether verbally or in writing, are deemed to have been merged into this Agreement, it being intended that no such representations or statements shall survive the execution and delivery of this Agreement.

         Section 10.5 Non-Waiver. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege conferred in this Agreement, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

         Section  10.6   Counterparts.   This   Agreement  may  be  executed  in
counterparts, and each such counterpart shall be considered as an original.

         Section 10.7 Severability. The invalidity of any provision of this Agreement shall not affect the validity of any other provisions hereof.

         Section 10.8 Governing Law. This Agreement shall be and is governed by and interpreted in accordance with the laws of the State of Nevada as applied to contracts made and performed entirely within the State of Nevada.

         Section 10.9 Binding Arbitration. Except in the case of violation of a restrictive covenant, which shall entitle a party to this Agreement to obtain injunctive relief, all other controversies, claims and breaches arising out of, or relating to, this Agreement shall be settled by binding arbitration in accordance with the Rules of the American Arbitration Association (Commercial Rules), with the arbitration taking place in Pleasants County, West Virginia.

         Section 10.10 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, including, without limitation, third party beneficiary rights.

         Section 10.11 Assignability. This Agreement shall not be assignable by either party without prior written consent of other party.

         Section 10.12 Headings. The headings in this Agreement are for convenience of reference only, and shall not be considered when giving interpreting to any of its provisions.

         IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Reorganization on the date first above written.

PARENT:                                    SUBSIDIARY:

Trans Energy, Inc.                         Trans Energy Acquisitions, Inc.


By:  /s/ Loren E. Bagley                 By: /s/    Loren E. Bagley
   ---------------------------                 ---------------------------------
         Its Vice President                         Its President


TARGET:                                    CONTROLLING STOCKHOLDERS:

Arvilla, Inc.                              /S/  (Clarence E. Smith)
                                           ------------------------------------
                                                    (Clarence E. Smith)
By:  /s/ Clarence E. Smith
     ---------------------------------
         Its President                     /S/   (Rebecca L. Smith)
                                           -------------------------------------
                                                   (Rebecca L. Smith)

Appendix   B

DEAN HELLER                             Certificate of
Secretary of State                        Amendment
202 North Carson St.          (PURSUANT TO NRS 78.385 and 78.390)
Carson City, NV 89701



              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
                             - Remit in Duplicate -

1.       Name of Corporation: Trans Energy, Inc.


2. The articles have been amended as follows (provide article numbers, if available):

         Article #3 - is amended by adding the following paragraph:

                  "As of January __, 2005, a one share for 150 shares reverse stock split of the then issued and outstanding shares of common stock of the corporation was effected. Accordingly, each 150 shares of common stock, par value $0.001, issued and outstanding immediately prior to the effective time of the split was automatically and without any action on the part of the holder thereof reclassified and changed, pursuant to the reverse stock split, into one share of post split common stock, par value $0.001 per share, subject to the rounding up of any fractional shares to the next higher whole share. The total authorized capitalization of the corporation is unchanged and remains at 500,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 256,287,738 shares (51.6%) voting for (by written consent) and zero shares voting against.

4. Officer Signature (Required):

  /s/  Robert L. Richards
-------------------------------------
       Robert L. Richards, President

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.


IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.